Exhibit 10.1

VIRTUSA CORPORATION

2015 STOCK OPTION AND INCENTIVE PLAN

SECTION 1.  GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the Virtusa Corporation 2015 Stock Option and Incentive Plan (the “Plan”).  The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and Consultants of Virtusa Corporation (the “Company”) and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its businesses to acquire a proprietary interest in the Company.  It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Administrator” means either the Board or the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non-Employee Directors who are independent.

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Units, Restricted Stock Awards, Unrestricted Stock Awards, Cash-Based Awards, Performance Share Awards and Dividend Equivalent Rights.

“Award Certificate” means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan.  Each Award Certificate is subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.

“Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Consultant” means any natural person that provides bona fide services to the Company or its Subsidiaries, and such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

“Covered Employee” means an employee who is a “Covered Employee” within the meaning of Section 162(m) of the Code.

“Dividend Equivalent Right” means an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee.

“Effective Date” means the date on which the Plan is approved by stockholders as set forth in Section 21.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ Global Select Market or another national securities exchange, the determination shall be made by the closing price on such date on such exchange.   If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Performance-Based Award” means any Restricted Stock Award, Restricted Stock Units, Performance Share Award or Cash-Based Award granted to a Covered Employee that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code and the regulations promulgated thereunder.

“Performance Criteria” means the criteria that the Administrator selects for purposes of establishing the Performance Goal or Performance Goals for an individual for a Performance Cycle.  The Performance Criteria (which shall be applicable to the organizational level specified by the Administrator, including, but not limited to, the Company or a unit, division, group, or Subsidiary of the Company) that will be used to establish Performance Goals are limited to the following:  total shareholder return, earnings before interest, taxes, depreciation and amortization, net income (loss) (either before or after interest, taxes, depreciation and/or amortization), changes in the market price of the Stock, economic value-added, funds from operations or similar measure, sales or revenue, acquisitions or strategic transactions, operating income (loss) or operating profit margin (either before or after interest, taxes, depreciation and/or amortization), cash flow (including, but not limited to, operating cash flow and free cash flow), return on capital, assets, equity, or investment, return on sales, gross or net profit levels, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings (loss) per share of Stock, sales or market shares and number of customers, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group.  The Committee may appropriately adjust any evaluation performance under a Performance Criterion to exclude any of the following events that occurs during a Performance Cycle: (i) asset write-downs or impairments, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reporting results, (iv) accruals for reorganizations and restructuring programs, and (v) any item of an unusual nature or of a type that indicates infrequency of occurrence, or both, including those described in the Financial Accounting Standards Board’s authoritative guidance and/or in management’s discussion and analysis of financial condition of operations appearing the Company’s annual report to stockholders for the applicable year. With respect to an Award intended to qualify as a Performance-Based Award, the adjustment provided for in the immediately preceding sentence shall be prescribed in a form and at time that meets the requirements of Section 162(m) of the Code and the regulations promulgated thereunder for such an Award to continue to qualify as a Performance-Base Award.

“Performance Cycle” means one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Criteria will be measured for the purpose of determining a grantee’s right to and the payment of a Restricted Stock Award, Restricted Stock Units, Performance Share Award or Cash-Based Award, the vesting and/or payment of which is subject to the attainment of one or more Performance Goals.  Each such period shall not be less than 12 months.

“Performance Goals” means, for a Performance Cycle, the specific goals established in writing by the Administrator for a Performance Cycle based upon the Performance Criteria.

“Performance Share Award” means an Award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals.

“Restricted Shares” means the shares of Stock underlying a Restricted Stock Award that remain subject to a risk of forfeiture or the Company’s right of repurchase.

“Restricted Stock Award” means an Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Restricted Stock Units” means an Award of stock units subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Sale Event” shall mean (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power and outstanding stock immediately prior to such transaction do not own a majority of the outstanding voting power and outstanding stock or other equity interests of the resulting or successor entity

(or its ultimate parent, if applicable) immediately upon completion of such transaction, (iii) the sale of all of the Stock of the Company to an unrelated person, entity or group thereof acting in concert, or (iv) any other transaction in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company.

“Sale Price” means the value as determined by the Administrator of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a Sale Event.

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Stock” means the Common Stock, par value $0.01 per share, of the Company, subject to adjustments pursuant to Section 3.

“Stock Appreciation Right” means an Award entitling the recipient to receive shares of Stock having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.

“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.

“Unrestricted Stock Award” means an Award of shares of Stock free of any restrictions.

SECTION 2.  ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a)           Administration of Plan.  The Plan shall be administered by the Administrator.

(b)           Powers of Administrator.  The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i)            to select the individuals to whom Awards may from time to time be granted;

(ii)           to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards, Cash-Based Awards, Performance Share Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;

(iii)          to determine the number of shares of Stock to be covered by any Award;

(iv)          to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Certificates;

(v)           to accelerate at any time the exercisability or vesting of all or any portion of any Award in circumstances involving the grantee’s death, disability, retirement or termination of employment, or a change in control (including a Sale Event)];

(vi)          subject to the provisions of Section 5(c), to extend at any time the period in which Stock Options may be exercised; and

(vii)         at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

(c)           Delegation of Authority to Grant Awards.  Deleted.

(d)           Award Certificate.  Awards under the Plan shall be evidenced by Award Certificates that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.

(e)           Indemnification.  Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

(f)            Foreign Award Recipients.  Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to:  (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals.  Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

SECTION 3.  STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

(a)           Stock Issuable.  The maximum number of shares of Stock reserved and available for issuance under the Plan shall be the sum of (i) three million (3,000,000) shares, and (ii) such number of shares of Stock as is equal to the shares underlying any stock options and awards that are returned to the Company’s 2007 Stock Option and Incentive Plan (“2007 Plan”) after the Effective Date as a result of the expiration, forfeiture, acquisition by the Company prior to vesting, cancellation or termination of such stock options and awards (other than by exercise) as set forth in the 2007 Plan , in each case, subject to adjustment as provided in this Section 3(a).  For purposes of this limitation, the shares of Stock underlying any Awards that are forfeited, canceled or otherwise terminated (other than by exercise) or held back by the Company or tendered by the Grantee to settle applicable taxes on any Award shall be added back to the shares of Stock available for issuance under the Plan.  In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock available for issuance under the Plan.  Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Stock Options or Stock Appreciation Rights with respect to no more than 1,500,000 shares of Stock may be granted to any one individual grantee during any one calendar year period, and no more than 1,500,000 shares of the Stock may be issued in the form of Incentive Stock Options.  The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

(b)           Changes in Stock.  Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Incentive Stock Options, (ii) the number of Stock Options or Stock Appreciation Rights that can be granted to any one individual grantee and the maximum number of shares that may be granted under a Performance-Based Award, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iv) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and

(v) the exercise price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable.  The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event.  The adjustment by the Administrator shall be final, binding and conclusive.  No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

(c)           Mergers and Other Transactions.  In the case of and subject to the consummation of a Sale Event, the parties thereto may cause the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree.  To the extent the parties to such Sale Event do not provide for the assumption, continuation or substitution of Awards, upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate.  In such case, except as may be otherwise provided in the relevant Award Certificate, all Options and Stock Appreciation Rights that are not exercisable immediately prior to the effective time of the Sale Event shall become fully exercisable as of the effective time of the Sale Event, all other Awards with time-based vesting, conditions or restrictions shall become fully vested and nonforfeitable as of the effective time of the Sale Event, and all Awards with conditions and restrictions relating to the attainment of performance goals may become vested and nonforfeitable in connection with a Sale Event in the Administrator’s discretion or to the extent specified in the relevant Award Certificate.  In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a cash payment to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights; or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights (to the extent then exercisable) held by such grantee.

SECTION 4.  ELIGIBILITY

Grantees under the Plan will be such full or part-time officers and other employees, Non-Employee Directors and Consultants of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

SECTION 5.  STOCK OPTIONS

(a)           Award of Stock Options.  The Administrator may grant Stock Options under the Plan.  Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options.  Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code.  To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

Stock Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable.  If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.

(b)           Exercise Price.  The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant.  In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

(c)           Option Term.  The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted.  In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.

(d)           Exercisability; Rights of a Stockholder.  Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date.  The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option.  An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(e)           Method of Exercise.  Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased.  Payment of the purchase price may be made by one or more of the following methods except to the extent otherwise provided in the Option Award Certificate:

(i)            In cash, by certified or bank check or other instrument acceptable to the Administrator;

(ii)           Through the delivery (or attestation to the ownership following such procedures as the Company may prescribe) of shares of Stock that are not then subject to restrictions under any Company plan.  Such surrendered shares shall be valued at Fair Market Value on the exercise date;

(iii)          By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Company shall prescribe as a condition of such payment procedure; or

(iv)          With respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.

Payment instruments will be received subject to collection.  The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award Certificate or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee).  In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares.  In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

(f)            Annual Limit on Incentive Stock Options.  To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.  To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

SECTION 6.  STOCK APPRECIATION RIGHTS

(a)           Award of Stock Appreciation Rights.  The Administrator may grant Stock Appreciation Rights under the Plan.  A Stock Appreciation Right is an Award entitling the recipient to receive shares of Stock having a value equal to the excess of the Fair Market Value of a share of Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

(b)           Exercise Price of Stock Appreciation Rights.  The exercise price of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant.

(c)           Grant and Exercise of Stock Appreciation Rights.  Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 5 of the Plan.

(d)                                 Terms and Conditions of Stock Appreciation Rights.  Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Administrator.  The term of a Stock Appreciation Right may not exceed ten years.

SECTION 7.  RESTRICTED STOCK AWARDS

(a)                                 Nature of Restricted Stock Awards.  The Administrator may grant Restricted Stock Awards under the Plan.  A Restricted Stock Award is any Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant.  Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives.  The terms and conditions of each such Award Certificate shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

(b)                                 Rights as a Stockholder.  Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Shares and receipt of dividends; provided that if the lapse of restrictions with respect to the Restricted Stock Award is tied to the attainment of performance goals, any dividends paid by the Company during the performance period shall accrue and shall not be paid to the Grantee until and to the extent the performance goals are met with respect to the Restricted Stock Award and provided that if the lapse of restrictions with respect to the Restricted Stock Award is tied to time based vesting, any dividends paid by the Company during the vesting period shall accrue and shall not be paid to the Grantee until and to the extent the Restricted Stock Award vests, and in each case, to the extent the Award does not vest (whether for failure to achieve performance goals or due to termination or otherwise before time based vesting), the corresponding dividend for the unvested Award is forfeited in full.  Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Shares shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Shares are vested as provided in Section 7(d) below, and (ii) certificated Restricted Shares shall remain in the possession of the Company until such Restricted Shares are vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

(c)                                  Restrictions.  Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Certificate.  Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, if a grantee’s employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Shares that have not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other service relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder.  Following such deemed reacquisition of Restricted Shares that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.

(d)                                 Vesting of Restricted Shares.  The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Shares and the Company’s right of repurchase or forfeiture shall lapse.  Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Shares and shall be deemed “vested.”

SECTION 8.  RESTRICTED STOCK UNITS

(a)                                 Nature of Restricted Stock Units.  The Administrator may grant Restricted Stock Units under the Plan.  A Restricted Stock Unit is an Award of stock units that may be settled in shares of Stock upon the satisfaction of such restrictions and conditions at the time of grant.  Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives.  The terms and conditions of each such Award Certificate shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.  Except in the case of Restricted Stock Units with a deferred settlement date that complies with Section 409A, at the end of the vesting period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock.  Restricted Stock Units with deferred settlement dates are subject to Section 409A and shall contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order to comply with the requirements of Section 409A.

(b)                                 Election to Receive Restricted Stock Units in Lieu of Compensation.  The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of an award of Restricted Stock Units.  Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator.  Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein.  The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate.  Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Award Certificate.

(c)                                  Rights as a Stockholder.  A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of Restricted Stock Units; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the stock units underlying his Restricted Stock Units, subject to the provisions of Section 11 and such terms and conditions as the Administrator may determine.

(d)                                 Termination.  Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 9.  UNRESTRICTED STOCK AWARDS

Grant or Sale of Unrestricted Stock.  The Administrator may grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award under the Plan.  An Unrestricted Stock Award is an Award pursuant to which the grantee may receive shares of Stock free of any restrictions under the Plan.  Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee. No more than 5% of the shares reserved under this 2015 Plan may be granted under the 2015 Plan pursuant to Unrestricted Stock Awards.

SECTION 10.  CASH-BASED AWARDS

Grant of Cash-Based Awards.  The Administrator may grant Cash-Based Awards under the Plan.  A Cash-Based Award is an Award that entitles the grantee to a payment in cash upon the attainment of specified Performance Goals.  The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine.  Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator.  Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash.

SECTION 11.  PERFORMANCE SHARE AWARDS

(a)                                 Nature of Performance Share Awards.  The Administrator may grant Performance Share Awards under the Plan.  A Performance Share Award is an Award entitling the grantee to receive shares of Stock upon the attainment of performance goals.  The Administrator shall determine whether and to whom Performance Share Awards shall be granted, the performance goals, the periods during which performance is to be measured, which may not be less than one year except in the case of a Sale Event, and such other limitations and conditions as the Administrator shall determine.

(b)                                 Rights as a Stockholder.  A grantee receiving a Performance Share Award shall have the rights of a stockholder only as to shares of Stock actually received by the grantee under the Plan and not with respect to shares subject to the Award but not actually received by the grantee.  A grantee shall be entitled to receive shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the Performance Share Award Certificate (or in a performance plan adopted by the Administrator).

(c)                                  Termination.  Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 18 below, in writing after the Award is issued, a grantee’s rights in all Performance Share Awards shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 12.  PERFORMANCE-BASED AWARDS TO COVERED EMPLOYEES

(a)                                 Performance-Based Awards.  The Administrator may grant one or more Performance-Based Awards in the form of a Restricted Stock Award, Restricted Stock Units, Performance Share Awards or Cash-Based Award payable upon the attainment of Performance Goals that are established by the Administrator and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Administrator.  The Administrator shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for any Performance Cycle.  Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual.  Each Performance-Based Award shall comply with the provisions set forth below.

(b)                                 Grant of Performance-Based Awards.  With respect to each Performance-Based Award granted to a Covered Employee, the Administrator shall select, within the first 90 days of a Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the Performance Criteria for such grant, and the Performance Goals with respect to each Performance Criterion (including a threshold level of performance below which no amount will become payable with respect to such Award).  Each Performance-Based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets.  The Performance Criteria established by the Administrator may be (but need not be) different for each Performance Cycle and different Performance Goals may be applicable to Performance-Based Awards to different Covered Employees.

(c)                                  Payment of Performance-Based Awards.  Following the completion of a Performance Cycle, the Administrator shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-Based Awards earned for the Performance Cycle.  The Administrator shall then determine the actual size of each Covered Employee’s Performance-Based Award.

(d)                                 Maximum Award Payable.  The maximum Performance-Based Award payable to any one Covered Employee under the Plan for a Performance Cycle is 1,000,000 shares of Stock (subject to adjustment as provided in Section 3(b) hereof) or $5,000,000 in the case of a Performance-Based Award that is a Cash-Based Award.

SECTION 13.  DIVIDEND EQUIVALENT RIGHTS

(a)                                 Dividend Equivalent Rights.  The Administrator may grant Dividend Equivalent Rights under the Plan.  A Dividend Equivalent Right is an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other Award to which it relates) if such shares had been issued to the grantee.  A Dividend Equivalent Right may be granted hereunder to any grantee as a component of an award of Restricted Stock Units or Performance Share Award or as a freestanding award.  The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Certificate.  Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents.  Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any.  Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments.  A Dividend Equivalent Right granted as a component of an Award of Restricted Stock Units or Performance Share Award shall provide that such Dividend Equivalent Right shall be settled only upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award.

(b)                                 Termination.  Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, a grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 14.  TRANSFERABILITY OF AWARDS

(a)                                 Transferability.  Except as provided in Section 14(b) below, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity.  No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order.  No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.

(b)                                 Administrator Action.  Notwithstanding Section 14(a), the Administrator, in its discretion, may provide either in the Award Certificate regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Non-Qualified Options to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award.  In no event may an Award be transferred by a grantee for value.

(c)                                  Family Member.  For purposes of Section 14(b), “family member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.

(d)                                 Designation of Beneficiary.  To the extent permitted by the Company, each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death.  Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator.  If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

SECTION 15.  TAX WITHHOLDING

(a)                                 Payment by Grantee.  Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income.  The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee.  The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.

(b)                                 Payment in Stock.  Subject to approval by the Administrator, a grantee may elect to have the Company’s minimum required tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.  The Administrator may also require Awards to be subject to mandatory share withholding up to the required withholding amount.  For purposes of share withholding, the Fair Market Value of withheld shares shall be determined in the same manner as the value of Stock includible in income of the Participants.

SECTION 16.  SECTION 409A AWARDS

To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A.  In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A.  Further, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A.

SECTION 17.  TERMINATION OF EMPLOYMENT, TRANSFER, LEAVE OF ABSENCE, ETC.

(a)                                 Termination of Employment.  If the grantee’s employer ceases to be a Subsidiary, the grantee shall be deemed to have terminated employment for purposes of the Plan.

(b)                                 For purposes of the Plan, the following events shall not be deemed a termination of employment:

(i)                                     a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

(ii)                                  an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 18.  AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent, except that no consent for such action where such action is taken to comply with any law or regulation or any changes in any law or regulation.  Except as provided in Section 3(b) or 3(c), without prior stockholder approval, in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect repricing through cancellation and re-grants or cancellation of Stock Options or Stock Appreciation Rights in exchange for cash or other Awards.  To the extent required under the rules of any securities exchange or market system on which the Stock is listed, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders.  Nothing in this Section 18 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(b) or 3(c).

SECTION 19.  STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards.  In its sole discretion, the

Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 20.  GENERAL PROVISIONS

(a)                                 No Distribution.  The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

(b)                                 Delivery of Stock Certificates.  Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company.  Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records).  Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded.  All Stock certificates delivered pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded.  The Administrator may place legends on any Stock certificate to reference restrictions applicable to the Stock.  In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements.  The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

(c)                                  Stockholder Rights.  Until Stock is deemed delivered in accordance with Section 20(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.

(d)                                 Other Compensation Arrangements; No Employment Rights.  Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases.  The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

(e)                                  Trading Policy Restrictions.  Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.

(f)                                   Clawback Policy.  Awards under the Plan shall be subject to the Company’s clawback policy, as in effect from time to time.

SECTION 21.  EFFECTIVE DATE OF PLAN

This Plan shall become effective upon stockholder approval in accordance with applicable state law, the Company’s bylaws and articles of incorporation, and applicable stock exchange rules.  No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth anniversary of the date the Plan is approved by the Board.

SECTION 22.  GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS: MAY 20, 2015

DATE APPROVED BY STOCKHOLDERS:  SEPTEMBER 1, 2015

NON-QUALIFIED STOCK OPTION AGREEMENT
FOR COMPANY EMPLOYEES

UNDER THE VIRTUSA CORPORATION
2015 STOCK OPTION AND INCENTIVE PLAN

Pursuant to the Virtusa Corporation 2015 Stock Option and Incentive Plan (the “Plan”), Virtusa Corporation, a Delaware corporation (together with its successors, the “Company”) hereby grants to the person named (the “Optionee” or (“Grantee”) in the Notice of Grant of Stock Option (the “Notice”) which is either attached hereto or provided electronically to the Optionee, a non-qualified stock option (the “Stock Option”) to purchase on or prior to the Expiration Date (as defined in the Notice) all or part of the number of shares of Common Stock, par value $0.01 per share (the “Option Shares”) of the Company specified in the Notice (under Number of Option Shares) at the Exercise Price per Share specified in the Notice, subject to the terms and conditions set forth herein, the Notice and in the Plan, including the adjustment provision thereof. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Notice and the Plan (as applicable). This Stock Option is not intended to be an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended.

1.                                      Exercisability Schedule. No portion of this Stock Option may be exercised until such portion shall have become exercisable. Except as set forth herein, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the exercisability schedule hereunder, this Stock Option shall be exercisable with respect to the number of Option Shares and on the dates as set forth in the Notice. Once exercisable, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof, the Notice (including vesting provisions) and of the Plan.

2.                                      Manner of Exercise.

(a)                                 The Optionee may exercise this Stock Option only in the following manner: from time to time on or prior to the Expiration Date of this Stock Option, the Optionee may execute and deliver to the Corporation a Notice of Exercise for the Option Shares to the Administrator of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased.

Payment of the purchase price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Administrator; (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the

Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; or (iv) a combination of (i), (ii) and (iii) above. Payment instruments will be received subject to collection.

The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws, and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Stock to be purchased pursuant to the exercise of Stock Options under the Plan and any subsequent resale of the shares of Stock will be in compliance with applicable laws and regulations. In the event the Optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the Optionee upon the exercise of the Stock Option shall be net of the Shares attested to.

(b)                                 The shares of Stock purchased upon exercise of this Stock Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such issuance and with the requirements hereof and of the Plan. The determination of the Administrator as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Stock.

(c)                                  The minimum number of shares with respect to which this Stock Option may be exercised at any one time shall be 100 shares, unless the number of shares with respect to which this Stock Option is being exercised is the total number of shares subject to exercise under this Stock Option at the time.

(d)                                 Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.

3.                                      Termination of Employment. If the Optionee’s employment by the Company or a Subsidiary (as defined in the Plan) is terminated, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below.

(a)                                 Termination Due to Death. If the Optionee’s employment terminates by reason of the Optionee’s death, any portion of this Stock Option outstanding on such date may thereafter be exercised by the Optionee’s legal representative or legatee for a period of 12 months from the date of death or until the Expiration Date, if earlier.

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(b)                                 Termination Due to Disability. If the Optionee’s employment terminates by reason of the Optionee’s disability (as determined by the Administrator), any portion of this Stock Option outstanding on such date may thereafter be exercised by the Optionee for a period of 12 months from the date of termination or until the Expiration Date, if earlier.

(c)                                  Termination for Cause. If the Optionee’s employment terminates for Cause, any portion of this Stock Option outstanding on such date shall terminate immediately and be of no further force and effect. For purposes hereof, “Cause” shall mean, unless otherwise provided in an employment agreement between the Company and the Optionee, a determination by the Administrator that the Optionee shall be dismissed as a result of (i) any material breach by the Optionee of any agreement between the Optionee and the Company; (ii) the conviction of, indictment for or plea of nolo contendere by the Optionee to a felony or a crime involving moral turpitude; or (iii) any material misconduct or willful and deliberate non-performance (other than by reason of disability) by the Optionee of the Optionee’s duties to the Company. (d) Other Termination. If the Optionee’s employment terminates for any reason other than the Optionee’s death, the Optionee’s disability or Cause, and unless otherwise determined by the Administrator, any portion of this Stock Option outstanding on such date may be exercised, to the extent exercisable on the date of termination, for a period of three months from the date of termination or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of termination shall terminate immediately and be of no further force or effect.

The Administrator’s determination of the reason for termination of the Optionee’s employment shall be conclusive and binding on the Optionee and his or her representatives or legatees.

4.                                      Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan and the powers of the Administrator under Section 18 of the Plan to amend or cancel this Stock Option if required by, or necessary to comply with, applicable law. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein. The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent.

5.                                      Transferability. This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.

6.                                      Tax Withholding. The Optionee shall, not later than the date as of which the exercise of this Stock Option becomes a taxable event for income tax purposes, pay to the

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Company or make arrangements satisfactory to the Administrator for payment of any federal, state, local, or foreign taxes required by law to be withheld on account of such taxable event. The Optionee may elect to have the minimum required tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from shares of Stock to be issued a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due.

7.                                      No Obligation to Continue Employment. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Optionee in employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment of the Optionee at any time.

8.                                      Notices. Notices hereunder shall be delivered electronically through the procedure set forth on the website maintained by the Corporation-designated brokerage firm for awards under the Plan or in writing and addressed to the Corporation at its principal place of business. Any notice required to be given or delivered to Optionee shall be delivered electronically or in writing addressed to Optionee at the most recent address on file with the Corporation for the Optionee. All notices shall be deemed effective upon personal or electronic delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

9.                                      Data Privacy. The Optionee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Optionee’s personal data as described in this Agreement by and among, as applicable, the Company for the exclusive purpose of implementing, administering and managing the Optionee’s participation in the Plan.

The Optionee understands that the Company may hold certain personal information about the Optionee, including, but not limited to, the Optionee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any stock or directorships held in the Company, details of all Share Options or any other entitlement to Stock Options awarded, canceled, exercised, vested, unvested or outstanding in the Optionee’s favor, for the exclusive purpose of implementing, administering and managing the Plan (“Personal Data”).

The Optionee understands that Personal Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the United States, the Optionee’s country, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Optionee’s country. The Optionee understands that he or she may request a list with the names and addresses of any potential recipients of the Personal Data by contacting the Optionee’s local human resources representative. The Optionee authorizes the recipients to receive, possess, use, retain and transfer the Personal Data, in electronic or other form, for the purposes of implementing, administering and managing the Optionee’s participation in the Plan, including any requisite transfer of such Personal Data as may be required to a broker or other third party with whom the Optionee may elect to deposit any Option Shares received upon exercise of the Stock Option. The Optionee understands that Personal Data will be held only as long as is necessary to implement, administer and manage the Optionee’s participation in the Plan. The Optionee understands that he or she may, at any time, view Personal Data, request additional information about the storage and

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processing of Personal Data, require any necessary amendments to Personal Data or refuse or withdraw the consents herein, without cost, by contacting in writing the Optionee’s local human resources representative. The Optionee understands that refusal or withdrawal of consent may affect the Optionee’s ability to participate in the Plan or to realize benefits from the Option Shares. For more information on the consequences of the Optionee’s refusal to consent or withdrawal of consent, the Optionee understands that he or she may contact his or her local human resources representative.

VIRTUSA CORPORATION

By:	/s/ Thomas R Holler
THOMAS R. HOLLER
EVP & CSO

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NON-QUALIFIED STOCK OPTION AGREEMENT
FOR NON-EMPLOYEE DIRECTORS

UNDER THE VIRTUSA CORPORATION
2015 STOCK OPTION AND INCENTIVE PLAN

Pursuant to the Virtusa Corporation 2015 Stock Option and Incentive Plan (the “Plan”), Virtusa Corporation, a Delaware corporation (together with its successors, the “Company”) hereby grants to the person named (the “Optionee” or (“Grantee”) in the Notice of Grant of Stock Option (the “Notice”) which is either attached hereto or provided electronically to the Optionee,  a non-qualified stock option (the “Stock Option”) to purchase on or prior to the Expiration Date (as defined in the Notice) all or part of the number of shares of Common Stock, par value $0.01 per share (the “Option Shares”) of the Company specified in the Notice (under Number of Option Shares) at the Exercise Price per Share specified in the Notice, subject to the terms and conditions set forth herein, the Notice and in the Plan, including the adjustment provision thereof.  All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Notice and the Plan (as applicable).  This Stock Option is not intended to be an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended.

1.                                      Exercisability Schedule.  No portion of this Stock Option may be exercised until such portion shall have become exercisable.  Except as set forth herein, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the exercisability schedule hereunder, this Stock Option shall be exercisable with respect to the number of Option Shares and on the dates as set forth in the Notice.

In the case of and subject to the consummation of a Sale Event, the Optionee shall be entitled to a twelve (12) month acceleration of all unvested Option Shares so that the shares that would have vested in the one-year period following such Sale Event become immediately vested and the remaining unvested Option Shares would continue to vest quarterly but on a schedule that would be twelve (12) months earlier than had the Sale Event not transpired.  Once exercisable, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.

2.                                      Manner of Exercise.

(a)                                 The Optionee may exercise this Stock Option only in the following manner:  from time to time on or prior to the Expiration Date of this Stock Option, the Optionee may give written notice to the Administrator of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice.  This notice shall specify the number of Option Shares to be purchased.

Payment of the purchase price for the Option Shares may be made by one or more of the following methods:  (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Administrator; (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; or (iv) a combination of (i), (ii) and (iii) above.  Payment instruments will be received subject to collection.

The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws, and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Stock to be purchased pursuant to the exercise of Stock Options under the Plan and any subsequent resale of the shares of Stock will be in compliance with applicable laws and regulations.  In the event the Optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the Optionee upon the exercise of the Stock Option shall be net of the Shares attested to.

(b)                                 The shares of Stock purchased upon exercise of this Stock Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan.  The determination of the Administrator as to such compliance shall be final and binding on the Optionee.  The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as the stockholder of record on the books of the Company.  Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Stock.

(c)                                  The minimum number of shares with respect to which this Stock Option may be exercised at any one time shall be 100 shares, unless the number of shares with respect to which this Stock Option is being exercised is the total number of shares subject to exercise under this Stock Option at the time.

(d)                                 Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.

3.                                      Termination as Director. If the Optionee ceases to be a Director of the Company, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below.

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(a)                                 Termination by Reason of Death.  If the Optionee ceases to be a Director by reason of the Optionee’s death, any portion of this Stock Option outstanding on such date may be exercised by his or her legal representative or legatee for a period of 12 months from the date of death or until the Expiration Date, if earlier.

(b)                                 Other Termination.  If the Optionee ceases to be a Director for any reason other than the Optionee’s death, any portion of this Stock Option outstanding on such date may be exercised for a period of six months from the date of termination or until the Expiration Date, if earlier.

4.                                      Incorporation of Plan.  Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan and the powers of the Administrator under Section 18 of the Plan to amend or cancel this Stock Option if required by, or necessary to comply with, applicable law.  Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

5.                                      Transferability.  This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution.  This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.

6.                                      No Obligation to Continue as a Director.  Neither the Plan nor this Stock Option confers upon the Optionee any rights with respect to continuance as a Director.

7.                                      Notices. Notices hereunder shall be delivered electronically through the procedure set forth on the website maintained by the Corporation-designated brokerage firm for awards under the Plan or in writing and addressed to the Corporation at its principal place of business. Any notice required to be given or delivered to Optionee shall be delivered electronically or in writing addressed to Optionee at the most recent address on file with the Corporation for the Optionee. All notices shall be deemed effective upon personal or electronic delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

8.                                      Amendment.  Pursuant to Section 18 of the Plan, the Administrator may at any time amend or cancel any outstanding portion of this Stock Option, but no such action may be taken that adversely affects the Optionee’s rights under this Agreement without the Optionee’s consent.

9.                                      Data Privacy. The Optionee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Optionee’s personal data as described in this Agreement by and among, as applicable, the Company for the exclusive purpose of implementing, administering and managing the Optionee’s participation in the Plan.

The Optionee understands that the Company may hold certain personal information about the Optionee, including, but not limited to, the Optionee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality,

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job title, any stock or directorships held in the Company, details of all Share Options or any other entitlement to Stock Options awarded, canceled, exercised, vested, unvested or outstanding in the Optionee’s favor, for the exclusive purpose of implementing, administering and managing the Plan (“Personal Data”).

The Optionee understands that Personal Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the United States, the Optionee’s country, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Optionee’s country. The Optionee understands that he or she may request a list with the names and addresses of any potential recipients of the Personal Data by contacting the Optionee’s local human resources representative. The Optionee authorizes the recipients to receive, possess, use, retain and transfer the Personal Data, in electronic or other form, for the purposes of implementing, administering and managing the Optionee’s participation in the Plan, including any requisite transfer of such Personal Data as may be required to a broker or other third party with whom the Optionee may elect to deposit any Option Shares received upon exercise of the Stock Option. The Optionee understands that Personal Data will be held only as long as is necessary to implement, administer and manage the Optionee’s participation in the Plan. The Optionee understands that he or she may, at any time, view Personal Data, request additional information about the storage and processing of Personal Data, require any necessary amendments to Personal Data or refuse or withdraw the consents herein, without cost, by contacting in writing the Optionee’s local human resources representative. The Optionee understands that refusal or withdrawal of consent may affect the Optionee’s ability to participate in the Plan or to realize benefits from the Option Shares. For more information on the consequences of the Optionee’s refusal to consent or withdrawal of consent, the Optionee understands that he or she may contact his or her local human resources representative.

VIRTUSA CORPORATION

By:	/s/ Thomas R Holler
THOMAS R. HOLLER

EVP & CSO

4

NON-QUALIFIED STOCK OPTION AGREEMENT
FOR COMPANY EMPLOYEES-INDIA

UNDER THE VIRTUSA CORPORATION
2015 STOCK OPTION AND INCENTIVE PLAN

Pursuant to the Virtusa Corporation 2015 Stock Option and Incentive (the “Plan”), Virtusa Corporation, a Delaware corporation (together with its successors, the “Company”) hereby grants to the person named (the “Optionee” or (“Grantee”) in the Notice of Grant of Stock Option (the “Notice”) which is either attached hereto or provided electronically to the Optionee,  a non-qualified stock option (the “Stock Option”) to purchase on or prior to the Expiration Date (as defined in the Notice) all or part of the number of shares of Common Stock, par value $0.01 per share (the “Option Shares”) of the Company specified in the Notice (under Number of Option Shares) at the Exercise Price per Share specified in the Notice, subject to the terms and conditions set forth herein, the Notice and in the Plan, including the adjustment provision thereof.  All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Notice and the Plan (as applicable).  This Stock Option is not intended to be an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended.

1.                                      Exercisability Schedule.  No portion of this Stock Option may be exercised until such portion shall have become exercisable.  Except as set forth herein, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the exercisability schedule hereunder, this Stock Option shall be exercisable with respect to the number of Option Shares and on the dates as set forth in the Notice.  Once exercisable, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof, the Notice (including vesting provisions) and of the Plan.

2.                                      Manner of Exercise.

(a)                                 The Optionee may exercise this Stock Option only in the following manner:  from time to time on or prior to the Expiration Date of this Stock Option, the Optionee may execute and deliver to the Corporation a Notice of Exercise for the Option Shares to the Administrator of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice.  This notice shall specify the number of Option Shares to be purchased.

Payment of the purchase price for the Option Shares may be made by one or more of the following methods:  (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Administrator; (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; or (iv) a combination of (i), (ii) and (iii) above.  Payment instruments will be received subject to collection.

The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws, and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Stock to be purchased pursuant to the exercise of Stock Options under the Plan and any subsequent resale of the shares of Stock will be in compliance with applicable laws and regulations.  In the event the Optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the Optionee upon the exercise of the Stock Option shall be net of the Shares attested to.

(b)                                 The shares of Stock purchased upon exercise of this Stock Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such issuance and with the requirements hereof and of the Plan.  The determination of the Administrator as to such compliance shall be final and binding on the Optionee.  The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as the stockholder of record on the books of the Company.  Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Stock.

(c)                                  The minimum number of shares with respect to which this Stock Option may be exercised at any one time shall be 100 shares, unless the number of shares with respect to which this Stock Option is being exercised is the total number of shares subject to exercise under this Stock Option at the time.

(d)                                 Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.

3.                                      Termination of Employment.  If the Optionee’s employment by the Company or a Subsidiary (as defined in the Plan) is terminated, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below.

(a)                                 Termination Due to Death.  If the Optionee’s employment terminates by reason of the Optionee’s death, any portion of this Stock Option outstanding on such date may thereafter be exercised by the Optionee’s legal representative or legatee for a period of 12 months from the date of death or until the Expiration Date, if earlier.

(b)                                 Termination Due to Disability.  If the Optionee’s employment terminates by reason of the Optionee’s disability (as determined by the Administrator), any portion of this Stock Option outstanding on such date may thereafter be exercised by the Optionee for a period of 12 months from the date of termination or until the Expiration Date, if earlier.

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(c)                                  Termination for Cause.  If the Optionee’s employment terminates for Cause, any portion of this Stock Option outstanding on such date shall terminate immediately and be of no further force and effect.  For purposes hereof, “Cause” shall mean, unless otherwise provided in an employment agreement between the Company and the Optionee, a determination by the Administrator that the Optionee shall be dismissed as a result of (i) any material breach by the Optionee of any agreement between the Optionee and the Company; (ii) the conviction of, indictment for or plea of nolo contendere by the Optionee to a felony or a crime involving moral turpitude; or (iii) any material misconduct or willful and deliberate non-performance (other than by reason of disability) by the Optionee of the Optionee’s duties to the Company.

(d)                                 Other Termination.  If the Optionee’s employment terminates for any reason other than the Optionee’s death, the Optionee’s disability or Cause, and unless otherwise determined by the Administrator, any portion of this Stock Option outstanding on such date may be exercised, to the extent exercisable on the date of termination, for a period of three months from the date of termination or until the Expiration Date, if earlier.  Any portion of this Stock Option that is not exercisable on the date of termination shall terminate immediately and be of no further force or effect.

The Administrator’s determination of the reason for termination of the Optionee’s employment shall be conclusive and binding on the Optionee and his or her representatives or legatees.

4.                                      Incorporation of Plan.  Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan and the powers of the Administrator under Section 18 of the Plan to amend or cancel this Stock Option if required by, or necessary to comply with, applicable law.  Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.  The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent.

5.                                      Transferability.  This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution.  This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.

6.                                      Tax Withholding.  (a)  The Optionee shall, not later than the date as of which the exercise of this Stock Option becomes a taxable event for income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any federal, state, local or foreign taxes required by law to be withheld on account of such taxable event.  The Optionee may elect to have the minimum required tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from shares of Stock to be issued a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due. The amount subject to tax is calculated based on the fair market value on the date of

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vest (as determined by a Category 1 Merchant Banker in India and is updated each 180 days as required under Indian tax law). The Company has no responsibility or obligation to obtain the most favorable valuation possible nor obtain valuations more frequently than required under Indian tax law.

7.                                      (No Obligation to Continue Employment.  Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Optionee in employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment of the Optionee at any time.

8.                                      Notices.  Notices hereunder shall be delivered electronically through the procedure set forth on the website maintained by the Corporation-designated brokerage firm for awards under the Plan or in writing and addressed to the Corporation at its principal place of business. Any notice required to be given or delivered to Optionee shall be delivered electronically or in writing addressed to Optionee at the most recent address on file with the Corporation for the Optionee. All notices shall be deemed effective upon personal or electronic delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

9.                                      Data Privacy. The Optionee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Optionee’s personal data as described in this Agreement by and among, as applicable, the Company for the exclusive purpose of implementing, administering and managing the Optionee’s participation in the Plan.

The Optionee understands that the Company may hold certain personal information about the Optionee, including, but not limited to, the Optionee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any stock or directorships held in the Company, details of all Share Options or any other entitlement to Stock Options awarded, canceled, exercised, vested, unvested or outstanding in the Optionee’s favor, for the exclusive purpose of implementing, administering and managing the Plan (“Personal Data”).

The Optionee understands that Personal Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the United States, the Optionee’s country, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Optionee’s country. The Optionee understands that he or she may request a list with the names and addresses of any potential recipients of the Personal Data by contacting the Optionee’s local human resources representative. The Optionee authorizes the recipients to receive, possess, use, retain and transfer the Personal Data, in electronic or other form, for the purposes of implementing, administering and managing the Optionee’s participation in the Plan, including any requisite transfer of such Personal Data as may be required to a broker or other third party with whom the Optionee may elect to deposit any Option Shares received upon exercise of the Stock Option. The Optionee understands that Personal Data will be held only as long as is necessary to implement, administer and manage the Optionee’s participation in the Plan. The Optionee understands that he or she

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may, at any time, view Personal Data, request additional information about the storage and processing of Personal Data, require any necessary amendments to Personal Data or refuse or withdraw the consents herein, without cost, by contacting in writing the Optionee’s local human resources representative. The Optionee understands that refusal or withdrawal of consent may affect the Optionee’s ability to participate in the Plan or to realize benefits from the Option Shares. For more information on the consequences of the Optionee’s refusal to consent or withdrawal of consent, the Optionee understands that he or she may contact his or her local human resources representative.

VIRTUSA CORPORATION

By:	/s/ Thomas R Holler
THOMAS R. HOLLER

EVP & CSO

5

RESTRICTED STOCK AWARD AGREEMENT

TIME-BASED VESTING

FOR COMPANY EMPLOYEES

UNDER THE VIRTUSA CORPORATION
2015 STOCK OPTION AND INCENTIVE PLAN

Pursuant to the Virtusa Corporation 2015 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), Virtusa Corporation, a Delaware corporation (together with its successors, the “Company”) hereby grants to the person named (the “Grantee”) in the Notice of Grant of Restricted Stock Award (the “Notice”) which is either attached hereto or provided electronically to the Grantee, a Restricted Stock Award (a “Restricted Stock Award”).  The Grantee shall receive the number of shares of Common Stock, par value $0.01 per share (the “Stock”) of the Company specified in the Notice, subject to the restrictions and conditions set forth herein, the Notice and in the Plan including the adjustment provision thereof.  The Company acknowledges the receipt from the Grantee of an amount equal to the aggregate par value for the Stock in the form of cash, services or other appropriate consideration.  All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Notice and the Plan (as applicable).

1.                                      Acceptance of Award.  The Grantee shall accept this Restricted Stock Award by signing and delivering to the Company a copy of the Notice (or otherwise accepting by electronic approval in compliance with the Company’s electronic acceptance process).  The shares of Restricted Stock granted hereunder shall be issued and held by the Company’s transfer agent in book entry form, and the Grantee’s name shall be entered as the stockholder of record on the books of the Company.  The Grantee shall have all the rights of a stockholder with respect to such shares, including voting and dividend rights, subject, however, to the restrictions and conditions specified in Paragraph 2 below, the Plan and the Notice.

2.                                      Restrictions and Conditions.

(a)                                 Any book entries for the shares of Restricted Stock granted herein shall bear an appropriate legend, as determined by the Administrator in its sole discretion, to the effect that such shares are subject to restrictions as set forth herein and in the Plan.

(b)                                 Shares of Restricted Stock granted herein may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of by the Grantee prior to vesting.

(c)                                  If the Grantee’s employment with the Company and its Subsidiaries is voluntarily or involuntarily terminated for any reason (including death) and Grantee’s service relationship with the Company and its Subsidiaries is terminated, prior to vesting of shares of Restricted Stock granted herein, all shares of Restricted Stock not vested as of such date shall immediately and automatically be forfeited and returned to the Company.

3.                                      Vesting of Restricted Stock.  The restrictions and conditions in Paragraph 2 of this Agreement shall lapse on the Vesting Date or Dates specified in the Notice so long as the

Grantee remains an employee of the Company or a Subsidiary on such Dates or otherwise maintains a service relationship with the Company or its Subsidiaries.  If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 2 shall lapse only with respect to the number of shares of Restricted Stock specified as vested on such date.  Subsequent to such Vesting Date or Dates, the shares of Stock on which all restrictions and conditions have lapsed shall no longer be deemed Restricted Stock.  The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 3.

4.                                      Dividends.  Any dividends issuable on shares of Restricted Stock which are not vested shall be held in escrow by the Company and subject to forfeiture to the same extent as such unvested shares of Restricted Stock.  Such dividends shall be paid to the Grantee if, and to the extent, that such unvested shares of the Restricted Stock become vested.

5.                                      Incorporation of Plan.  Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan and the powers of the Administrator under Section 16 of the Plan to amend or cancel this Restricted Stock Award if required by, or necessary to comply with, applicable law.  Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

6.                                      Transferability.  This Agreement is personal to the Grantee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution.

7.                                      Tax Withholding.  The Grantee shall, not later than the date as of which the receipt of this Restricted Stock Award becomes a taxable event for income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any federal, state, local or foreign taxes required by law to be withheld on account of such taxable event.  Except in the case where an election is made pursuant to Paragraph 8 below, unless the Grantee makes arrangements satisfactory to the Administrator for the payment of the applicable federal, state, and local taxes required by law to be withheld on account of such taxable event by the date of the taxable event, the Grantee shall and hereby does authorize the full settlement and satisfaction of the minimum tax withholding obligation in whole or, to the extent not settled and satisfied in full prior to or on such taxable event, in part, by authorizing the Company to withhold from shares of Stock to be issued or released by the transfer agent a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due; provided such arrangement is satisfactory to the Administrator.

8.                                      Election Under Section 83(b).  The Grantee and the Company hereby agree that the Grantee may, within 30 days following the acceptance of this Restricted Stock Award as provided in Paragraph 1 hereof, file with the Internal Revenue Service and the Company an election under Section 83(b) of the Internal Revenue Code.  In the event the Grantee makes such an election, he or she agrees to provide a copy of the election to the Company.

9.                                      No Obligation to Continue Employment.  Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Grantee in

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employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment of the Grantee at any time.

10.                               Notices. Notices hereunder shall be delivered electronically through the procedure set forth on the website maintained by the Corporation-designated brokerage firm for awards under the Plan or in writing and addressed to the Corporation at its principal place of business. Any notice required to be given or delivered to Grantee shall be delivered electronically or in writing addressed to Grantee at the most recent address on file with the Corporation for the Grantee. All notices shall be deemed effective upon personal or electronic delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

11.                               Data Privacy. The Grantee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Grantee’s personal data as described in this Agreement by and among, as applicable, the Company for the exclusive purpose of implementing, administering and managing the Grantee’s participation in the Plan.

The Grantee understands that the Company may hold certain personal information about the Grantee, including, but not limited to, the Grantee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any stock or directorships held in the Company, details of all Restricted Stock Awards or any other entitlement to stock awarded, canceled, exercised, vested, unvested or outstanding in the Grantee’s favor, for the exclusive purpose of implementing, administering and managing the Plan (“Personal Data”).

The Grantee understands that Personal Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the United States, the Grantee’s country, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Grantee’s country. The Grantee understands that he or she may request a list with the names and addresses of any potential recipients of the Personal Data by contacting the Grantee’s local human resources representative. The Grantee authorizes the recipients to receive, possess, use, retain and transfer the Personal Data, in electronic or other form, for the purposes of implementing, administering and managing the Grantee’s participation in the Plan, including any requisite transfer of such Personal Data as may be required to a broker or other third party with whom the Grantee may elect to deposit any Stock received upon vesting of the Restricted Stock Awards. The Grantee understands that Personal Data will be held only as long as is necessary to implement, administer and manage the Grantee’s participation in the Plan. The Grantee understands that he or she may, at any time, view Personal Data, request additional information about the storage and processing of Personal Data, require any necessary amendments to Personal Data or refuse or withdraw the consents herein, without cost, by contacting in writing the Grantee’s local human resources representative. The Grantee understands that refusal or withdrawal of consent may affect the Grantee’s ability to participate in the Plan or to realize benefits from the Restricted Stock Awards. For more information on the consequences of the Grantee’s refusal to consent or withdrawal of consent, the Grantee understands that he or she may contact his or her local human resources representative.

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12.

VIRTUSA CORPORATION

By:	/s/ Thomas R Holler
THOMAS R. HOLLER

EVP and CSO

4

RESTRICTED STOCK AWARD AGREEMENT

TIME-BASED VESTING

FOR NON-EMPLOYEE DIRECTORS

UNDER THE VIRTUSA CORPORATION
2015 STOCK OPTION AND INCENTIVE PLAN

Pursuant to the Virtusa Corporation 2015 Stock Option and Incentive Plan (the “Plan”), Virtusa Corporation, a Delaware corporation (together with its successors, the “Company”) hereby grants to the person named (the “Grantee”) in the Notice of Grant of Restricted Stock Award (the “Notice”) which is either attached hereto or provided electronically to the Grantee, a Restricted Stock Award (a “Restricted Stock Award”).  The Grantee shall receive the number of shares of Common Stock, par value $0.01 per share (the “Stock”) of the Company specified in the Notice, subject to the restrictions and conditions set forth herein, the Notice and in the Plan including the adjustment provision thereof.  The Company acknowledges the receipt from the Grantee of an amount equal to the aggregate par value for the Stock in the form of cash, services or other appropriate consideration.  All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Notice and the Plan (as applicable).

1.                                      Acceptance of Award.  The Grantee shall accept this Restricted Stock Award by signing and delivering to the Company a copy of the Notice (or otherwise accepting by electronic approval in compliance with the Company’s electronic acceptance process).  The shares of Restricted Stock granted hereunder shall be issued and held by the Company’s transfer agent in book entry form, and the Grantee’s name shall be entered as the stockholder of record on the books of the Company.  The Grantee shall have all the rights of a stockholder with respect to such shares, including voting and dividend rights, subject, however, to the restrictions and conditions specified in Paragraph 2 below, the Plan and the Notice.

2.                                      Restrictions and Conditions.

(a)                                 Any book entries for the shares of Restricted Stock granted herein shall bear an appropriate legend, as determined by the Administrator in its sole discretion, to the effect that such shares are subject to restrictions as set forth herein and in the Plan.

(b)                                 Shares of Restricted Stock granted herein may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of by the Grantee prior to vesting.

(c)                                  Subject to any agreement that Grantee may have with the Company, if the Grantee ceases to be a Director for any reason, prior to the vesting of shares of Restricted Stock granted herein, all shares of Restricted Stock not vested as of such date shall immediately and automatically be forfeited and returned to the Company.

3.                                      Vesting of Restricted Stock.  Subject to any agreement that Grantee may have with the Company, the restrictions and conditions in Paragraph 2 of this Agreement shall lapse on the Vesting Date or Dates specified in the Notice so long as the Grantee remains a Director of the Company or a Subsidiary on such Dates or otherwise maintains a service relationship with the Company or its Subsidiaries.  If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 2 shall lapse only with respect to the number of shares of Restricted Stock specified as vested on such date.  Subsequent to such Vesting Date or Dates, the shares of

Stock on which all restrictions and conditions have lapsed shall no longer be deemed Restricted Stock.  The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 3.

In the case of and subject to the consummation of a Sale Event, the Grantee shall be entitled to a twelve (12) month acceleration of all unvested Restricted Stock Awards so that the shares that would have vested in the one-year period following such Sale Event become immediately vested and the remaining unvested Restricted Stock Awards would continue to vest but on a schedule that would be twelve (12) months earlier than had the Sale Event not transpired.

4.                                      Dividends.  Any dividends issuable on shares of Restricted Stock which are not vested shall be held in escrow by the Company and subject to forfeiture to the same extent as such unvested shares of Restricted Stock.  Such dividends shall be paid to the Grantee if, and to the extent, that such unvested shares of the Restricted Stock become vested.

5.                                      Incorporation of Plan.  Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Notice and the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan and the powers of the Administrator under Section 16 of the Plan to amend or cancel this Restricted Stock Award if required by, or necessary to comply with, applicable law.  Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

6.                                      Transferability.  This Agreement is personal to the Grantee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution.

7.                                      Election Under Section 83(b).  The Grantee and the Company hereby agree that the Grantee may, within 30 days following the acceptance of this Restricted Stock Award as provided in Paragraph 1 hereof, file with the Internal Revenue Service and the Company an election under Section 83(b) of the Internal Revenue Code.  In the event the Grantee makes such an election, he or she agrees to provide a copy of the election to the Company.

8.                                      No Obligation to Continue as a Director.  Neither the Plan nor this Restricted Stock Award confers upon the Grantee any rights with respect to continuance as a Director.

9.                                      Notices.  Notices hereunder shall be delivered electronically through the procedure set forth on the website maintained by the Corporation-designated brokerage firm for awards under the Plan or in writing and addressed to the Corporation at its principal place of business. Any notice required to be given or delivered to Grantee shall be delivered electronically or in writing addressed to Grantee at the most recent address on file with the Corporation for the Grantee. All notices shall be deemed effective upon personal or electronic delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

10.                               Data Privacy. The Grantee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Grantee’s personal data as described in this Agreement by and among, as applicable, the Company for the exclusive purpose of implementing, administering and managing the Grantee’s participation in the Plan.

The Grantee understands that the Company may hold certain personal information about the Grantee, including, but not limited to, the Grantee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any stock or directorships held in the Company, details of all Restricted Stock Awards or any other entitlement to stock awarded, canceled, exercised, vested, unvested or outstanding in the Grantee’s favor, for the exclusive purpose of implementing, administering and managing the Plan (“Personal Data”).

The Grantee understands that Personal Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the United States, the Grantee’s country, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Grantee’s country. The Grantee understands that he or she may request a list with the names and addresses of any potential recipients of the Personal Data by contacting the Grantee’s local human resources representative. The Grantee authorizes the recipients to receive, possess, use, retain and transfer the Personal Data, in electronic or other form, for the purposes of implementing, administering and managing the Grantee’s participation in the Plan, including any requisite transfer of such Personal Data as may be required to a broker or other third party with whom the Grantee may elect to deposit any Stock received upon vesting of the Restricted Stock Awards. The Grantee understands that Personal Data will be held only as long as is necessary to implement, administer and manage the Grantee’s participation in the Plan. The Grantee understands that he or she may, at any time, view Personal Data, request additional information about the storage and processing of Personal Data, require any necessary amendments to Personal Data or refuse or withdraw the consents herein, without cost, by contacting in writing the Grantee’s local human resources representative. The Grantee understands that refusal or withdrawal of consent may affect the Grantee’s ability to participate in the Plan or to realize benefits from the Restricted Stock Awards. For more information on the consequences of the Grantee’s refusal to consent or withdrawal of consent, the Grantee understands that he or she may contact his or her local human resources representative.

VIRTUSA CORPORATION

By:	/s/ Thomas R Holler
THOMAS R. HOLLER
EVP and CSO

RESTRICTED STOCK AWARD AGREEMENT

TIME-BASED VESTING

FOR COMPANY EMPLOYEES - INDIA

UNDER THE VIRTUSA CORPORATION
2015 STOCK OPTION AND INCENTIVE PLAN

Pursuant to the Virtusa Corporation 2015 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), Virtusa Corporation, a Delaware corporation (together with its successors, the “Company”) hereby grants to the person named (the “Grantee”) in the Notice of Grant of Restricted Stock Award (the “Notice”) which is either attached hereto or provided electronically to the Grantee, a Restricted Stock Award (a “Restricted Stock Award”).  The Grantee shall receive the number of shares of Common Stock, par value $0.01 per share (the “Stock”) of the Company specified in the Notice, subject to the restrictions and conditions set forth herein, the Notice and in the Plan including the adjustment provision thereof.  The Company acknowledges the receipt from the Grantee of an amount equal to the aggregate par value for the Stock in the form of cash, services or other appropriate consideration.  All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Notice and the Plan (as applicable).

1.                                      Acceptance of Award.  The Grantee shall accept this Restricted Stock Award by signing and delivering to the Company a copy of the Notice (or otherwise accepting by electronic approval in compliance with the Company’s electronic acceptance process).  The shares of Restricted Stock granted hereunder shall be issued and held by the Company’s transfer agent in book entry form, and the Grantee’s name shall be entered as the stockholder of record on the books of the Company.  The Grantee shall have all the rights of a stockholder with respect to such shares, including voting and dividend rights, subject, however, to the restrictions and conditions specified in Paragraph 2 below, the Plan and the Notice.

2.                                      Restrictions and Conditions.

(a)                                 Any book entries for the shares of Restricted Stock granted herein shall bear an appropriate legend, as determined by the Administrator in its sole discretion, to the effect that such shares are subject to restrictions as set forth herein and in the Plan.

(b)                                 Shares of Restricted Stock granted herein may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of by the Grantee prior to vesting.

(c)                                  If the Grantee’s employment with the Company and its Subsidiaries is voluntarily or involuntarily terminated for any reason (including death) and Grantee’s service relationship with the Company and its Subsidiaries is terminated, prior to vesting of shares of Restricted Stock granted herein, all shares of Restricted Stock not vested as of such date shall immediately and automatically be forfeited and returned to the Company.

3.                                      Vesting of Restricted Stock.  The restrictions and conditions in Paragraph 2 of this Agreement shall lapse on the Vesting Date or Dates specified in the Notice so long as the

Grantee remains an employee of the Company or a Subsidiary on such Dates or otherwise maintains a service relationship with the Company or its Subsidiaries.  If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 2 shall lapse only with respect to the number of shares of Restricted Stock specified as vested on such date.  Subsequent to such Vesting Date or Dates, the shares of Stock on which all restrictions and conditions have lapsed shall no longer be deemed Restricted Stock.  The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 3.

4.                                      Dividends.  Any dividends issuable on shares of Restricted Stock which are not vested shall be held in escrow by the Company and subject to forfeiture to the same extent as such unvested shares of Restricted Stock.  Such dividends shall be paid to the Grantee if, and to the extent, that such unvested shares of the Restricted Stock become vested.

5.                                      Incorporation of Plan.  Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan and the powers of the Administrator under Section 16 of the Plan to amend or cancel this Restricted Stock Award if required by, or necessary to comply with, applicable law.  Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

6.                                      Transferability.  This Agreement is personal to the Grantee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution.

7.                                      Tax Withholding.  The Grantee shall, not later than the date as of which the receipt of this Restricted Stock Award becomes a taxable event for income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any federal, state, local or foreign taxes required by law to be withheld on account of such taxable event.  Except in the case where an election is made pursuant to Paragraph 8 below, unless the Grantee makes arrangements satisfactory to the Administrator for the payment of the applicable federal, state, and local taxes required by law to be withheld on account of such taxable event by the date of the taxable event, the Grantee shall and hereby does authorize the full settlement and satisfaction of the minimum tax withholding obligation in whole or, to the extent not settled and satisfied in full prior to or on such taxable event, in part, by authorizing the Company to withhold from shares of Stock to be issued or released by the transfer agent a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due; provided such arrangement is satisfactory to the Administrator. The amount subject to tax is calculated based on the fair market value on the date of vest (as determined by a Category 1 Merchant Banker in India and is updated each 180 days as required under Indian tax law). The Company has no responsibility or obligation to obtain the most favorable valuation possible nor obtain valuations more frequently than required under Indian tax law.

8.                                      Election Under Section 83(b).  The Grantee and the Company hereby agree that the Grantee may, within 30 days following the acceptance of this Restricted Stock Award as provided in Paragraph 1 hereof, file with the Internal Revenue Service and the Company an election under Section 83(b) of the Internal Revenue Code.  In the event the Grantee makes such an election, he or she agrees to provide a copy of the election to the Company.

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9.                                      No Obligation to Continue Employment.  Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Grantee in employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment of the Grantee at any time.

10.                               Notices. Notices hereunder shall be delivered electronically through the procedure set forth on the website maintained by the Corporation-designated brokerage firm for awards under the Plan or in writing and addressed to the Corporation at its principal place of business. Any notice required to be given or delivered to Grantee shall be delivered electronically or in writing addressed to Grantee at the most recent address on file with the Corporation for the Grantee. All notices shall be deemed effective upon personal or electronic delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

11.                               Data Privacy. The Grantee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Grantee’s personal data as described in this Agreement by and among, as applicable, the Company for the exclusive purpose of implementing, administering and managing the Grantee’s participation in the Plan.

The Grantee understands that the Company may hold certain personal information about the Grantee, including, but not limited to, the Grantee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any stock or directorships held in the Company, details of all Restricted Stock Awards or any other entitlement to stock awarded, canceled, exercised, vested, unvested or outstanding in the Grantee’s favor, for the exclusive purpose of implementing, administering and managing the Plan (“Personal Data”).

The Grantee understands that Personal Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the United States, the Grantee’s country, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Grantee’s country. The Grantee understands that he or she may request a list with the names and addresses of any potential recipients of the Personal Data by contacting the Grantee’s local human resources representative. The Grantee authorizes the recipients to receive, possess, use, retain and transfer the Personal Data, in electronic or other form, for the purposes of implementing, administering and managing the Grantee’s participation in the Plan, including any requisite transfer of such Personal Data as may be required to a broker or other third party with whom the Grantee may elect to deposit any Stock received upon vesting of the Restricted Stock Awards. The Grantee understands that Personal Data will be held only as long as is necessary to implement, administer and manage the Grantee’s participation in the Plan. The Grantee understands that he or she may, at any time, view Personal Data, request additional information about the storage and processing of Personal Data, require any necessary amendments to Personal Data or refuse or withdraw the consents herein, without cost, by contacting in writing the Grantee’s local human resources representative. The Grantee understands that refusal or withdrawal of consent may affect the Grantee’s ability to participate in the Plan or to realize benefits from the Restricted Stock Awards. For more information on the consequences of the Grantee’s refusal to consent or withdrawal of consent, the Grantee understands that he or she may contact his or her local human resources representative.

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12.

VIRTUSA CORPORATION

By:	/s/ Thomas R Holler
THOMAS R. HOLLER

EVP and CSO

4

RESTRICTED STOCK UNIT AGREEMENT

TIME-BASED VESTING

FOR COMPANY EMPLOYEES

UNDER THE VIRTUSA CORPORATION
2015 STOCK OPTION AND INCENTIVE PLAN

Pursuant to the Virtusa Corporation 2015 Stock Option and Incentive Plan (the “Plan”),Virtusa Corporation, a Delaware corporation (together with its successors, the “Company”) hereby grants to the person named (the “Awardee”) in the Notice of Grant of Restricted Stock Units (the “Notice”) which is either attached hereto or provided electronically to the Awardee, an award of Restricted Stock Units (a “Restricted Stock Unit”).  The Awardee shall receive the number of shares of Common Stock, par value $0.01 per share (the “Stock”) of the Company specified in the Notice, subject to the restrictions and conditions set forth herein, the Notice and in the Plan including the adjustment provision thereof.  The Company acknowledges the receipt from the Awardee of an amount equal to the aggregate par value for the Stock in the form of cash, services or other appropriate consideration.  All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Notice and the Plan (as applicable).

1.                          Vesting.

No portion of this Award may be received until such portion shall have vested.  Except as otherwise provided herein, the Restricted Stock Units shall vest in accordance with the Notice provided in each case that the Awardee is then, and since the Award Date has continuously been, employed by the Company or its Affiliates.

2.                          Issuance of Stock.

(a)                                 Each vested Restricted Stock Unit entitles Awardee to receive one share of the Company’s Common Stock, par value $0.01 per share (the “Stock”), upon issuance on each Vesting Date for such Restricted Stock Unit.

(b)                                 As soon as practicable after the initial Vesting Date, the Awardee’s name shall be entered as the stockholder of record on the books and records of the Company with respect to the Shares of Stock underlying the Restricted Stock Units issued in accordance with Section 2(a) and upon compliance to the satisfaction of the Compensation Committee with all requirements under applicable laws or regulations in connection with such issuance and with the requirements hereof and of the Plan.  The determination of the Compensation Committee as to such compliance shall be final and binding on Awardee.

(c)                                  Until such time as shares of Stock have been issued to Awardee pursuant to Section 2(b) above, and except as set forth in Section 2(d) below regarding dividends and dividend equivalents, Awardee shall not have any rights as a holder (and is not deemed a beneficial owner of the shares) of the shares of Stock underlying this Award, including but not limited to voting rights.

(d)                                 Subject to the terms herein, if on any date the Company shall pay any dividend on shares of Stock of the Company, the number of Restricted Stock Units credited to Awardee shall, as of such date, be increased by an amount determined by the following formula:

W = (X multiplied by Y) divided by Z, where:

W = the number of additional Restricted Stock Units to be credited to Awardee on such dividend payment date;

X = the aggregate number of Restricted Stock Units (whether vested or unvested) credited to Awardee as of the record date of the dividend;

Y = the cash dividend per share amount; and

Z = the Fair Market Value per share of Stock (as determined under the Plan) on the dividend payment date;

In the case of a dividend paid on Stock in the form of Stock, including without limitation a distribution of Stock by reason of a stock dividend, stock split or otherwise, the number of Restricted Stock Units credited to Awardee shall be increased by a number equal to the product of (i) the aggregate number of Restricted Stock Units that have been awarded to Awardee through the related dividend record date, and (ii) the number of shares of Stock (including any fraction thereof) payable as dividend on one share of Stock.  In the case of a dividend payable in property other than shares of Stock or cash, the per share of Stock value of such dividend shall be determined in good faith by the Board of Directors of the Company and shall be converted to additional Restricted Stock Units based on the formula above.  Any additional Restricted Stock Units shall be subject to the vesting and restrictions of this Agreement in the same manner and for so long as the Restricted Stock Units granted pursuant to this Agreement to which they relate remain subject to such vesting and restrictions, and shall be promptly forfeited to the Company if and when such Restricted Stock Units are so forfeited.

3.                                      Termination of Employment.  If Awardee’s employment by the Company or any of its Affiliates (as defined in the Plan) is voluntarily or involuntarily terminated for any reason (including death or disability), Awardee’s right in any Restricted Stock Units that are not vested shall automatically terminate upon the effective date of such termination of employment with the Company and its Affiliates and such Restricted Stock Units shall be canceled as provided within the terms of the Plan and shall be of no further force and effect.  In the event of such termination, the Company, as soon as practicable following the effective date of termination shall issue shares of Stock to Awardee (or Awardee’s designated beneficiary or estate executor in the event of Awardee’s death) with respect to any Restricted Stock Units which, as of the effective date of termination, have vested but for which shares of Stock had not yet been issued to Awardee.

4.                                      Incorporation of Plan.  Notwithstanding anything herein to the contrary, this Award shall be subject to and governed by all the terms and conditions of the Plan.  Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

5.                                      Transferability.  This Agreement is personal to Awardee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution.  This Award is available, during Awardee’s lifetime, only to Awardee, and thereafter, only to Awardee’s designated beneficiary.

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6.                                      Tax Withholding and Sale of Shares of Stock Pursuant to Rule 10b5-1. Awardee shall, not later than the date on which the Restricted Stock Unit becomes a taxable event for income tax purposes (i.e., per a Vesting Date), pay to the Company any federal, state, local or foreign taxes required by law to be withheld on account of such taxable event.  To satisfy in full such minimum tax withholding obligation, Awardee hereby authorizes the Company to withhold from shares of Stock to be issued hereunder that number of shares of Stock that would satisfy the minimum required tax withholding amount due and, at the Company discretion, to sell such shares of Stock through a broker of the Company’s choosing (i.e., “sell to cover”). As of the date hereof, I certify that (a) I am currently unaware of any material, non-public information with respect to the Company, and (b) this Agreement is entered into in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, or any other securities laws.  While this Agreement is in effect, I agree (i) not to enter into or alter any corresponding or hedging transaction or position with respect to the securities covered by this Agreement (including, without limitation, with respect to any securities convertible or exchangeable into shares of Stock) and (ii) not to attempt to exercise any influence over how, when or whether to effect the withholding and sale of shares of Stock pursuant to this Section 6.

7.                                      Tax Consequences.  The Company makes no representation or warranty as to the tax treatment to the Awardee of Awardee’s receipt of the Award or vesting of Restricted Stock Units or upon Awardee’s sale or other disposition of the Stock.  The Awardee should rely on his or her own tax advisors for such advice.

8.                                      Miscellaneous.

(a)                                 Notices hereunder shall be delivered electronically through the procedure set forth on the website maintained by the Corporation-designated brokerage firm for awards under the Plan or in writing and addressed to the Corporation at its principal place of business. Any notice required to be given or delivered to Awardee shall be delivered electronically or in writing addressed to Awardee at the most recent address on file with the Corporation for the Awardee. All notices shall be deemed effective upon personal or electronic delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

(b)                                 This Agreement does not confer upon the Awardee any rights with respect to continuation of employment by the Company or any of its subsidiaries.

(c)                                  The Compensation Committee may amend the terms of this Agreement, prospectively or retroactively, provided that the Agreement as amended is consistent with the terms of the Plan, but no such amendment shall impair the Awardee’s rights under this Agreement without the Awardee’s consent.

(d)                                 This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware, without regard to the conflict of laws principles thereof.

(e)                                  This Agreement shall be binding upon and inure to the benefit of any successor or assign of the Company and any executor, administrator, trustee, guardian or other legal representative of the Awardee.

(f)                                   This Agreement may be executed in one or more counterparts, all of which together shall constitute but one instrument.  This Agreement and the Plan together constitute the entire agreement between the parties relative to the subject matter hereof, and supersede all proposals written or oral relating to the subject matter hereof.

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9.                                      Data Privacy. The Awardee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Awardee’s personal data as described in this Agreement by and among, as applicable, the Company for the exclusive purpose of implementing, administering and managing the Awardee’s participation in the Plan.

The Awardee understands that the Company may hold certain personal information about the Awardee, including, but not limited to, the Awardee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any stock or directorships held in the Company, details of all Restricted Stock Units or any other entitlement to shares awarded, canceled, exercised, vested, unvested or outstanding in the Awardee’s favor, for the exclusive purpose of implementing, administering and managing the Plan (“Personal Data”).

The Awardee understands that Personal Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the United States, the Awardee’s country, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Awardee’s country. The Awardee understands that he or she may request a list with the names and addresses of any potential recipients of the Personal Data by contacting the Awardee’s local human resources representative. The Awardee authorizes the recipients to receive, possess, use, retain and transfer the Personal Data, in electronic or other form, for the purposes of implementing, administering and managing the Awardee’s participation in the Plan, including any requisite transfer of such Personal Data as may be required to a broker or other third party with whom the Awardee may elect to deposit any stock received upon vesting of the Restricted Stock Units. The Awardee understands that Personal Data will be held only as long as is necessary to implement, administer and manage the Awardee’s participation in the Plan. The Awardee understands that he or she may, at any time, view Personal Data, request additional information about the storage and processing of Personal Data, require any necessary amendments to Personal Data or refuse or withdraw the consents herein, without cost, by contacting in writing the Awardee’s local human resources representative. The Awardee understands that refusal or withdrawal of consent may affect the Awardee’s ability to participate in the Plan or to realize benefits from the Restricted Stock Units. For more information on the consequences of the Awardee’s refusal to consent or withdrawal of consent, the Awardee understands that he or she may contact his or her local human resources representative.

VIRTUSA CORPORATION

/s/ Thomas R. Holler
By: Thomas R. Holler
Title: EVP and CSO

4

RESTRICTED STOCK UNIT AGREEMENT

TIME-BASED VESTING

FOR NON-EMPLOYEE DIRECTORS

UNDER THE VIRTUSA CORPORATION

2015 STOCK OPTION AND INCENTIVE PLAN

Pursuant to the Virtusa Corporation 2015 Stock Option and Incentive Plan (the “Plan”), Virtusa Corporation, a Delaware corporation (together with its successors, the “Company”) hereby awards to the person named (the “Awardee”) in the Notice of Award of Restricted Stock Units (the “Notice”) which is either attached hereto or provided electronically to the Awardee, the number of Restricted Stock Units (a “Restricted Stock Unit”) as set forth in the Notice under the terms herein and therein.  Upon execution of this Agreement, the Awardee shall receive the number of Restricted Stock Units specified in the Notice, subject to the restrictions and conditions set forth herein and in the Plan.

1.                          Vesting.

No portion of this Award may be received until such portion shall have vested.  Except as otherwise provided herein, the Restricted Stock Units shall vest in accordance with the Notice, so long as the Awardee remains a Director of the Company or a Subsidiary on such Dates or otherwise maintains a service relationship with the Company or its Subsidiaries.

In the case of and subject to the consummation of a Sale Event, the Awardee shall be entitled to a twelve (12) month acceleration of all unvested Restricted Stock Units so that the shares that would have vested in the one-year period following such Sale Event become immediately vested and the remaining unvested Restricted Stock Units would continue to vest but on a schedule that would be twelve (12) months earlier than had the Sale Event not transpired.

Subject to any agreement that Awardee may have with the Company, if the Awardee ceases to be a Director for any reason, prior to the vesting of shares of Restricted Stock granted herein, all shares of Restricted Stock not vested as of such date shall immediately and automatically be forfeited and returned to the Company.

2.                          Issuance of Stock.

(a)                                 Each vested Restricted Stock Unit entitles Awardee to receive one share of the Company’s Common Stock, par value $0.01 per share (the “Stock”), upon issuance on each Vesting Date for such Restricted Stock Unit per the terms of the Notice and the terms herein and therein.

(b)                                 As soon as practicable after the initial Vesting Date per the terms of the Notice and the terms herein and therein, the Awardee’s name shall be entered as the stockholder of record on the books and records of the Company with respect to the Shares of Stock underlying the Restricted Stock Units issued in accordance with Section 2(a) and upon compliance to the satisfaction of the Compensation Committee with all requirements under applicable laws or regulations in connection with such issuance and with the requirements hereof and of the Plan.  The determination of the Compensation Committee as to such compliance shall be final and binding on Awardee.

(c)                                  Until such time as shares of Stock have been issued to Awardee pursuant to Section 2(b) above, and except as set forth in Section 2(d) below regarding dividends and dividend equivalents, Awardee shall not have any rights as a holder (and is not deemed a beneficial owner of the shares) of the shares of Stock underlying this Award including but not limited to voting rights.

(d)                                 Subject to the terms herein, if on any date the Company shall pay any dividend on shares of Stock of the Company, the number of Restricted Stock Units credited to Awardee shall, as of such date, be increased by an amount determined by the following formula:

W = (X multiplied by Y) divided by Z, where:

W = the number of additional Restricted Stock Units to be credited to Awardee on such dividend payment date;

X = the aggregate number of Restricted Stock Units (whether vested or unvested) credited to Awardee as of the record date of the dividend;

Y = the cash dividend per share amount; and

Z = the Fair Market Value per share of Stock (as determined under the Plan) on the dividend payment date;

In the case of a dividend paid on Stock in the form of Stock, including without limitation a distribution of Stock by reason of a stock dividend, stock split or otherwise, the number of Restricted Stock Units credited to Awardee shall be increased by a number equal to the product of (i) the aggregate number of Restricted Stock Units that have been awarded to Awardee through the related dividend record date, and (ii) the number of shares of Stock (including any fraction thereof) payable as dividend on one share of Stock.  In the case of a dividend payable in property other than shares of Stock or cash, the per share of Stock value of such dividend shall be determined in good faith by the Board of Directors of the Company and shall be converted to additional Restricted Stock Units based on the formula above.  Any additional Restricted Stock Units shall be subject to the vesting and restrictions of this Agreement in the same manner and for so long as the Restricted Stock Units granted pursuant to this Agreement to which they relate remain subject to such vesting and restrictions, and shall be promptly forfeited to the Company if and when such Restricted Stock Units are so forfeited.

3.                                      Termination of Directorship.  If Awardee’s engagement as a Director of the Company is voluntarily or involuntarily terminated for any reason (including death or disability), Awardee’s right in any Restricted Stock Units that are not vested shall automatically terminate upon the effective date of such termination of the Directorship with the Company and such Restricted Stock Units shall be canceled as provided within the terms of the Plan and shall be of no further force and effect.  In the event of such termination, the Company, as soon as practicable following the effective date of termination shall issue shares of Stock to Awardee (or Awardee’s designated beneficiary or estate executor in the event of Awardee’s death) with respect to any Restricted Stock Units which, as of the effective date of termination, have vested but for which shares of Stock had not yet been issued to Awardee.

4.                                      Incorporation of Plan.  Notwithstanding anything herein to the contrary, this Deferred Stock Award shall be subject to and governed by all the terms and conditions of the Plan and the Notice.  Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

5.                                      Transferability.  This Agreement is personal to Awardee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution.  This Deferred Stock Award is available, during Awardee’s lifetime, only to Awardee, and thereafter, only to Awardee’s designated beneficiary.

6.                                      Tax Consequences.  The Company makes no representation or warranty as to the tax treatment to the Awardee of Awardee’s receipt of the Award or vesting of Restricted Stock Units or upon Awardee’s sale or other disposition of the Stock.  The Awardee should rely on his or her own tax advisors for such advice

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7.                                      Miscellaneous.

(a)                              Notices hereunder shall be delivered electronically through the procedure set forth on the website maintained by the Corporation-designated brokerage firm for awards under the Plan or in writing and addressed to the Corporation at its principal place of business. Any notice required to be given or delivered to Awardee shall be delivered electronically or in writing addressed to Awardee at the most recent address on file with the Corporation for the Awardee. All notices shall be deemed effective upon personal or electronic delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

(b)                                 This Agreement does not confer upon the Awardee any rights with respect to continuance as a Director.

(c)                                  The Compensation Committee may amend the terms of this Agreement, prospectively or retroactively, provided that the Agreement as amended is consistent with the terms of the Plan, but no such amendment shall impair the Awardee’s rights under this Agreement without the Awardee’s consent.

(d)                                 This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware, without regard to the conflict of laws principles thereof.

(e)                                  This Agreement shall be binding upon and inure to the benefit of any successor or assign of the Company and any executor, administrator, trustee, guardian or other legal representative of the Awardee.

(f)                                   This Agreement may be executed in one or more counterparts, all of which together shall constitute but one instrument.  This Agreement, the Notice and the Plan together constitute the entire agreement between the parties relative to the subject matter hereof, and supersede all proposals written or oral relating to the subject matter hereof.

8.                                      Data Privacy. The Awardee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Awardee’s personal data as described in this Agreement by and among, as applicable, the Company for the exclusive purpose of implementing, administering and managing the Awardee’s participation in the Plan.

The Awardee understands that the Company may hold certain personal information about the Awardee, including, but not limited to, the Awardee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any stock or directorships held in the Company, details of all Restricted Stock Units or any other entitlement to shares awarded, canceled, exercised, vested, unvested or outstanding in the Awardee’s favor, for the exclusive purpose of implementing, administering and managing the Plan (“Personal Data”).

The Awardee understands that Personal Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the United States, the Awardee’s country, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Awardee’s country. The Awardee understands that he or she may request a list with the names and addresses of any potential recipients of the Personal Data by contacting the Awardee’s local human resources representative. The Awardee authorizes the recipients to receive, possess, use, retain and transfer the Personal Data, in electronic or other form, for the purposes of implementing, administering and managing the Awardee’s participation in the Plan, including any requisite transfer of such Personal Data as may be required to a broker or other third party with whom the Awardee may elect to deposit any stock received upon vesting of the Restricted Stock Units. The Awardee understands that Personal Data will be held only as long as is necessary to implement, administer and manage the Awardee’s participation in the Plan. The Awardee understands that he or she may, at any time, view Personal Data, request additional information about the storage and processing of

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Personal Data, require any necessary amendments to Personal Data or refuse or withdraw the consents herein, without cost, by contacting in writing the Awardee’s local human resources representative. The Awardee understands that refusal or withdrawal of consent may affect the Awardee’s ability to participate in the Plan or to realize benefits from the Restricted Stock Units. For more information on the consequences of the Awardee’s refusal to consent or withdrawal of consent, the Awardee understands that he or she may contact his or her local human resources representative.

VIRTUSA CORPORATION

/S/ Thomas R. Holler
By: Thomas R. Holler
Title: EVP & CSO

4

RESTRICTED STOCK UNIT AGREEMENT

TIME-BASED VESTING

FOR COMPANY EMPLOYEES - INDIA

UNDER THE VIRTUSA CORPORATION
2015 STOCK OPTION AND INCENTIVE PLAN

Pursuant to the Virtusa Corporation 2015 Stock Option and Incentive Plan (the “Plan”),Virtusa Corporation, a Delaware corporation (together with its successors, the “Company”) hereby grants to the person named (the “Awardee”) in the Notice of Grant of Restricted Stock Units (the “Notice”) which is either attached hereto or provided electronically to the Awardee, an award of Restricted Stock Units (a “Restricted Stock Unit”).  The Awardee shall receive the number of shares of Common Stock, par value $0.01 per share (the “Stock”) of the Company specified in the Notice, subject to the restrictions and conditions set forth herein, the Notice and in the Plan including the adjustment provision thereof.  The Company acknowledges the receipt from the Awardee of an amount equal to the aggregate par value for the Stock in the form of cash, services or other appropriate consideration.  All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Notice and the Plan (as applicable).

1.                          Vesting.

No portion of this Award may be received until such portion shall have vested.  Except as otherwise provided herein, the Restricted Stock Units shall vest in accordance with the Notice provided in each case that the Awardee is then, and since the Award Date has continuously been, employed by the Company or its Affiliates.

2.                          Issuance of Stock.

(a)                                 Each vested Restricted Stock Unit entitles Awardee to receive one share of the Company’s Common Stock, par value $0.01 per share (the “Stock”), upon issuance on each Vesting Date for such Restricted Stock Unit.

(b)                                 As soon as practicable after the initial Vesting Date, the Awardee’s name shall be entered as the stockholder of record on the books and records of the Company with respect to the Shares of Stock underlying the Restricted Stock Units issued in accordance with Section 2(a) and upon compliance to the satisfaction of the Compensation Committee with all requirements under applicable laws or regulations in connection with such issuance and with the requirements hereof and of the Plan.  The determination of the Compensation Committee as to such compliance shall be final and binding on Awardee.

(c)                                  Until such time as shares of Stock have been issued to Awardee pursuant to Section 2(b) above, and except as set forth in Section 2(d) below regarding dividends and dividend equivalents, Awardee shall not have any rights as a holder (and is not deemed a beneficial owner of the shares) of the shares of Stock underlying this Award, including but not limited to voting rights.

(d)                                 Subject to the terms herein, if on any date the Company shall pay any dividend on shares of Stock of the Company, the number of Restricted Stock Units credited to Awardee shall, as of such date, be increased by an amount determined by the following formula:

W = (X multiplied by Y) divided by Z, where:

W = the number of additional Restricted Stock Units to be credited to Awardee on such dividend payment date;

X = the aggregate number of Restricted Stock Units (whether vested or unvested) credited to Awardee as of the record date of the dividend;

Y = the cash dividend per share amount; and

Z = the Fair Market Value per share of Stock (as determined under the Plan) on the dividend payment date;

In the case of a dividend paid on Stock in the form of Stock, including without limitation a distribution of Stock by reason of a stock dividend, stock split or otherwise, the number of Restricted Stock Units credited to Awardee shall be increased by a number equal to the product of (i) the aggregate number of Restricted Stock Units that have been awarded to Awardee through the related dividend record date, and (ii) the number of shares of Stock (including any fraction thereof) payable as dividend on one share of Stock.  In the case of a dividend payable in property other than shares of Stock or cash, the per share of Stock value of such dividend shall be determined in good faith by the Board of Directors of the Company and shall be converted to additional Restricted Stock Units based on the formula above.  Any additional Restricted Stock Units shall be subject to the vesting and restrictions of this Agreement in the same manner and for so long as the Restricted Stock Units granted pursuant to this Agreement to which they relate remain subject to such vesting and restrictions, and shall be promptly forfeited to the Company if and when such Restricted Stock Units are so forfeited.

3.                                      Termination of Employment.  If Awardee’s employment by the Company or any of its Affiliates (as defined in the Plan) is voluntarily or involuntarily terminated for any reason (including death or disability), Awardee’s right in any Restricted Stock Units that are not vested shall automatically terminate upon the effective date of such termination of employment with the Company and its Affiliates and such Restricted Stock Units shall be canceled as provided within the terms of the Plan and shall be of no further force and effect.  In the event of such termination, the Company, as soon as practicable following the effective date of termination shall issue shares of Stock to Awardee (or Awardee’s designated beneficiary or estate executor in the event of Awardee’s death) with respect to any Restricted Stock Units which, as of the effective date of termination, have vested but for which shares of Stock had not yet been issued to Awardee.

4.                                      Incorporation of Plan.  Notwithstanding anything herein to the contrary, this Award shall be subject to and governed by all the terms and conditions of the Plan.  Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

5.                                      Transferability.  This Agreement is personal to Awardee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution.  This Award is available, during Awardee’s lifetime, only to Awardee, and thereafter, only to Awardee’s designated beneficiary.

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6.                                      Tax Withholding and Sale of Shares of Stock Pursuant to Rule 10b5-1. Awardee shall, not later than the date on which the Restricted Stock Unit becomes a taxable event for income tax purposes (i.e., per a Vesting Date), pay to the Company any federal, state, local or foreign taxes required by law to be withheld on account of such taxable event.  The amount subject to tax is calculated based on the fair market value on the date of vest (as determined by a Category 1 Merchant Banker in India and is updated each 180 days as required under Indian tax law). The Company has no responsibility or obligation to obtain the most favorable valuation possible nor obtain valuations more frequently than required under Indian tax law. To satisfy in full such minimum tax withholding obligation, Awardee hereby authorizes the Company to withhold from shares of Stock to be issued hereunder that number of shares of Stock that would satisfy the minimum required tax withholding amount due and, at the Company discretion, to sell such shares of Stock through a broker of the Company’s choosing (i.e., “sell to cover”). As of the date hereof, I certify that (a) I am currently unaware of any material, non-public information with respect to the Company, and (b) this Agreement is entered into in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, or any other securities laws.  While this Agreement is in effect, I agree (i) not to enter into or alter any corresponding or hedging transaction or position with respect to the securities covered by this Agreement (including, without limitation, with respect to any securities convertible or exchangeable into shares of Stock) and (ii) not to attempt to exercise any influence over how, when or whether to effect the withholding and sale of shares of Stock pursuant to this Section 6.

7.                                      Tax Consequences.  The Company makes no representation or warranty as to the tax treatment to the Awardee of Awardee’s receipt of the Award or vesting of Restricted Stock Units or upon Awardee’s sale or other disposition of the Stock.  The Awardee should rely on his or her own tax advisors for such advice.

8.                                      Miscellaneous.

(a)                                 Notices hereunder shall be delivered electronically through the procedure set forth on the website maintained by the Corporation-designated brokerage firm for awards under the Plan or in writing and addressed to the Corporation at its principal place of business. Any notice required to be given or delivered to Awardee shall be delivered electronically or in writing addressed to Awardee at the most recent address on file with the Corporation for the Awardee. All notices shall be deemed effective upon personal or electronic delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

(b)                                 This Agreement does not confer upon the Awardee any rights with respect to continuation of employment by the Company or any of its subsidiaries.

(c)                                  The Compensation Committee may amend the terms of this Agreement, prospectively or retroactively, provided that the Agreement as amended is consistent with the terms of the Plan, but no such amendment shall impair the Awardee’s rights under this Agreement without the Awardee’s consent.

(d)                                 This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware, without regard to the conflict of laws principles thereof.

(e)                                  This Agreement shall be binding upon and inure to the benefit of any successor or assign of the Company and any executor, administrator, trustee, guardian or other legal representative of the Awardee.

(f)                                   This Agreement may be executed in one or more counterparts, all of which together shall constitute but one instrument.  This Agreement and the Plan together constitute the entire agreement between the parties relative to the subject matter hereof, and supersede all proposals written or oral relating to the subject matter hereof.

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9.                                      Data Privacy. The Awardee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Awardee’s personal data as described in this Agreement by and among, as applicable, the Company for the exclusive purpose of implementing, administering and managing the Awardee’s participation in the Plan.

The Awardee understands that the Company may hold certain personal information about the Awardee, including, but not limited to, the Awardee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any stock or directorships held in the Company, details of all Restricted Stock Units or any other entitlement to shares awarded, canceled, exercised, vested, unvested or outstanding in the Awardee’s favor, for the exclusive purpose of implementing, administering and managing the Plan (“Personal Data”).

The Awardee understands that Personal Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the United States, the Awardee’s country, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Awardee’s country. The Awardee understands that he or she may request a list with the names and addresses of any potential recipients of the Personal Data by contacting the Awardee’s local human resources representative. The Awardee authorizes the recipients to receive, possess, use, retain and transfer the Personal Data, in electronic or other form, for the purposes of implementing, administering and managing the Awardee’s participation in the Plan, including any requisite transfer of such Personal Data as may be required to a broker or other third party with whom the Awardee may elect to deposit any stock received upon vesting of the Restricted Stock Units. The Awardee understands that Personal Data will be held only as long as is necessary to implement, administer and manage the Awardee’s participation in the Plan. The Awardee understands that he or she may, at any time, view Personal Data, request additional information about the storage and processing of Personal Data, require any necessary amendments to Personal Data or refuse or withdraw the consents herein, without cost, by contacting in writing the Awardee’s local human resources representative. The Awardee understands that refusal or withdrawal of consent may affect the Awardee’s ability to participate in the Plan or to realize benefits from the Restricted Stock Units. For more information on the consequences of the Awardee’s refusal to consent or withdrawal of consent, the Awardee understands that he or she may contact his or her local human resources representative.

VIRTUSA CORPORATION

/s/ Thomas R. Holler
By: Thomas R. Holler
Title: EVP and CSO

4

RESTRICTED STOCK AWARD AGREEMENT

PERFORMANCE-BASED VESTING

FOR COMPANY EMPLOYEES

UNDER THE VIRTUSA CORPORATION
2015 STOCK OPTION AND INCENTIVE PLAN

Pursuant to the Virtusa Corporation 2015 Stock Option and Incentive Plan (the “Plan”), Virtusa Corporation, a Delaware corporation (together with its successors, the “Company”) hereby grants to the person named (the “Grantee”) in the Notice of Grant of Performance-Based Restricted Stock Award (the “Notice”) which is either attached hereto or provided electronically to the Grantee, a Performance-Based Restricted Stock Award (the “Restricted Stock Award”).  The Grantee shall receive the number of shares of Common Stock, par value $0.01 per share (the “Stock”) of the Company specified in the Notice, subject to the restrictions and conditions set forth herein, the Notice and in the Plan including the adjustment provision thereof.  The Company acknowledges the receipt from the Grantee of an amount equal to the aggregate par value for the Stock in the form of cash, services or other appropriate consideration.  All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Notice and the Plan (as applicable).

1.                                      Acceptance of Award.  The Grantee shall accept this Restricted Stock Award by signing and delivering to the Company a copy of the Notice (or otherwise accepting by electronic approval in compliance with the Company’s electronic acceptance process).  The shares of Restricted Stock granted hereunder shall be issued and held by the Company’s transfer agent in book entry form, and the Grantee’s name shall be entered as the stockholder of record on the books of the Company.  The Grantee shall have all the rights of a stockholder with respect to such shares, including voting and dividend rights, subject, however, to the restrictions and conditions specified in Paragraph 2 below, the Plan and the Notice.

2.                                      Restrictions and Conditions.

(a)                                 Any book entries for the shares of Restricted Stock granted herein shall bear an appropriate legend, as determined by the Administrator in its sole discretion, to the effect that such shares are subject to restrictions as set forth herein and in the Plan.

(b)                                 Shares of Restricted Stock granted herein may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of by the Grantee prior to vesting.

(c)                                  If the Grantee’s employment with the Company and its Subsidiaries is voluntarily or involuntarily terminated for any reason (including death) and Grantee’s service relationship with the Company and its Subsidiaries is terminated, prior to vesting of shares of Restricted Stock granted herein, all shares of Restricted Stock not vested as of such date shall immediately and automatically be forfeited and returned to the Company.

3.                                      Vesting of Restricted Stock.  The restrictions and conditions in Paragraph 2 of this Agreement shall lapse on the Vesting Date or Dates specified in the Notice so long as the

Grantee remains an employee of the Company or a Subsidiary on such Dates or otherwise maintains a service relationship with the Company or its Subsidiaries.  If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 2 shall lapse only with respect to the number of shares of Restricted Stock specified as vested on such date.  Subsequent to such Vesting Date or Dates, the shares of Stock on which all restrictions and conditions have lapsed shall no longer be deemed Restricted Stock.  The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 3.

4.                                      Dividends.  Any dividends issuable on shares of Restricted Stock which are not vested shall be held in escrow by the Company and subject to forfeiture to the same extent as such unvested shares of Restricted Stock.  Such dividends shall be paid to the Grantee if, and to the extent, that such unvested shares of the Restricted Stock become vested.

5.                                      Incorporation of Plan.  Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan and the powers of the Administrator under Section 16 of the Plan to amend or cancel this Restricted Stock Award if required by, or necessary to comply with, applicable law.  Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

6.                                      Transferability.  This Agreement is personal to the Grantee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution.

7.                                      Tax Withholding.  The Grantee shall, not later than the date as of which the receipt of this Restricted Stock Award becomes a taxable event for income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any federal, state, local or foreign taxes required by law to be withheld on account of such taxable event.  Except in the case where an election is made pursuant to Paragraph 8 below, unless the Grantee makes arrangements satisfactory to the Administrator for the payment of the applicable federal, state, and local taxes required by law to be withheld on account of such taxable event by the date of the taxable event, the Grantee shall and hereby does authorize the full settlement and satisfaction of the minimum tax withholding obligation in whole or, to the extent not settled and satisfied in full prior to or on such taxable event, in part, by authorizing the Company to withhold from shares of Stock to be issued or released by the transfer agent a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due; provided such arrangement is satisfactory to the Administrator.

8.                                      Election Under Section 83(b).  The Grantee and the Company hereby agree that the Grantee may, within 30 days following the acceptance of this Restricted Stock Award as provided in Paragraph 1 hereof, file with the Internal Revenue Service and the Company an election under Section 83(b) of the Internal Revenue Code.  In the event the Grantee makes such an election, he or she agrees to provide a copy of the election to the Company.

9.                                      No Obligation to Continue Employment.  Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Grantee in

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employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment of the Grantee at any time.

10.                               Notices.  Notices hereunder shall be delivered electronically through the procedure set forth on the website maintained by the Corporation-designated brokerage firm for awards under the Plan or in writing and addressed to the Corporation at its principal place of business. Any notice required to be given or delivered to Grantee shall be delivered electronically or in writing addressed to Grantee at the most recent address on file with the Corporation for the Grantee. All notices shall be deemed effective upon personal or electronic delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

11.                               Data Privacy. The Grantee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Grantee’s personal data as described in this Agreement by and among, as applicable, the Company for the exclusive purpose of implementing, administering and managing the Grantee’s participation in the Plan.

The Grantee understands that the Company may hold certain personal information about the Grantee, including, but not limited to, the Grantee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any stock or directorships held in the Company, details of all Restricted Stock Awards or any other entitlement to Stock awarded, canceled, exercised, vested, unvested or outstanding in the Grantee’s favor, for the exclusive purpose of implementing, administering and managing the Plan (“Personal Data”).

The Grantee understands that Personal Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the United States, the Grantee’s country, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Grantee’s country. The Grantee understands that he or she may request a list with the names and addresses of any potential recipients of the Personal Data by contacting the Grantee’s local human resources representative. The Grantee authorizes the recipients to receive, possess, use, retain and transfer the Personal Data, in electronic or other form, for the purposes of implementing, administering and managing the Grantee’s participation in the Plan, including any requisite transfer of such Personal Data as may be required to a broker or other third party with whom the Grantee may elect to deposit any Stock received upon vesting of the Restricted Stock Awards. The Grantee understands that Personal Data will be held only as long as is necessary to implement, administer and manage the Grantee’s participation in the Plan. The Grantee understands that he or she may, at any time, view Personal Data, request additional information about the storage and processing of Personal Data, require any necessary amendments to Personal Data or refuse or withdraw the consents herein, without cost, by contacting in writing the Grantee’s local human resources representative. The Grantee understands that refusal or withdrawal of consent may affect the Grantee’s ability to participate in the Plan or to realize benefits from the Restricted Stock Awards. For more information on the consequences of the Grantee’s refusal to consent or withdrawal of consent, the Grantee understands that he or she may contact his or her local human resources representative.

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VIRTUSA CORPORATION

By:	/s/ Thomas R Holler
THOMAS R. HOLLER

EVP and CSO

4

RESTRICTED STOCK AWARD AGREEMENT

PERFORMANCE-BASED VESTING

FOR COMPANY EMPLOYEES - INDIA

UNDER THE VIRTUSA CORPORATION
2015 STOCK OPTION AND INCENTIVE PLAN

Pursuant to the Virtusa Corporation 2015 Stock Option and Incentive Plan (the “Plan”), Virtusa Corporation, a Delaware corporation (together with its successors, the “Company”) hereby grants to the person named (the “Grantee”) in the Notice of Grant of Performance-Based Restricted Stock Award (the “Notice”) which is either attached hereto or provided electronically to the Grantee, a Performance-Based Restricted Stock Award (the “Restricted Stock Award”).  The Grantee shall receive the number of shares of Common Stock, par value $0.01 per share (the “Stock”) of the Company specified in the Notice, subject to the restrictions and conditions set forth herein, the Notice and in the Plan including the adjustment provision thereof.  The Company acknowledges the receipt from the Grantee of an amount equal to the aggregate par value for the Stock in the form of cash, services or other appropriate consideration.  All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Notice and the Plan (as applicable).

1.                                      Acceptance of Award.  The Grantee shall accept this Restricted Stock Award by signing and delivering to the Company a copy of the Notice (or otherwise accepting by electronic approval in compliance with the Company’s electronic acceptance process).  The shares of Restricted Stock granted hereunder shall be issued and held by the Company’s transfer agent in book entry form, and the Grantee’s name shall be entered as the stockholder of record on the books of the Company.  The Grantee shall have all the rights of a stockholder with respect to such shares, including voting and dividend rights, subject, however, to the restrictions and conditions specified in Paragraph 2 below, the Plan and the Notice.

2.                                      Restrictions and Conditions.

(a)                                 Any book entries for the shares of Restricted Stock granted herein shall bear an appropriate legend, as determined by the Administrator in its sole discretion, to the effect that such shares are subject to restrictions as set forth herein and in the Plan.

(b)                                 Shares of Restricted Stock granted herein may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of by the Grantee prior to vesting.

(c)                                  If the Grantee’s employment with the Company and its Subsidiaries is voluntarily or involuntarily terminated for any reason (including death) and Grantee’s service relationship with the Company and its Subsidiaries is terminated, prior to vesting of shares of Restricted Stock granted herein, all shares of Restricted Stock not vested as of such date shall immediately and automatically be forfeited and returned to the Company.

3.                                      Vesting of Restricted Stock.  The restrictions and conditions in Paragraph 2 of this Agreement shall lapse on the Vesting Date or Dates specified in the Notice so long as the

Grantee remains an employee of the Company or a Subsidiary on such Dates or otherwise maintains a service relationship with the Company or its Subsidiaries.  If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 2 shall lapse only with respect to the number of shares of Restricted Stock specified as vested on such date.  Subsequent to such Vesting Date or Dates, the shares of Stock on which all restrictions and conditions have lapsed shall no longer be deemed Restricted Stock.  The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 3.

4.                                      Dividends.  Any dividends issuable on shares of Restricted Stock which are not vested shall be held in escrow by the Company and subject to forfeiture to the same extent as such unvested shares of Restricted Stock.  Such dividends shall be paid to the Grantee if, and to the extent, that such unvested shares of the Restricted Stock become vested.

5.                                      Incorporation of Plan.  Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan and the powers of the Administrator under Section 16 of the Plan to amend or cancel this Restricted Stock Award if required by, or necessary to comply with, applicable law.  Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

6.                                      Transferability.  This Agreement is personal to the Grantee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution.

7.                                      Tax Withholding.  The Grantee shall, not later than the date as of which the receipt of this Restricted Stock Award becomes a taxable event for income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any federal, state, local or foreign taxes required by law to be withheld on account of such taxable event.  Except in the case where an election is made pursuant to Paragraph 8 below, unless the Grantee makes arrangements satisfactory to the Administrator for the payment of the applicable federal, state, and local taxes required by law to be withheld on account of such taxable event by the date of the taxable event, the Grantee shall and hereby does authorize the full settlement and satisfaction of the minimum tax withholding obligation in whole or, to the extent not settled and satisfied in full prior to or on such taxable event, in part, by authorizing the Company to withhold from shares of Stock to be issued or released by the transfer agent a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due; provided such arrangement is satisfactory to the Administrator. The amount subject to tax is calculated based on the fair market value on the date of vest (as determined by a Category 1 Merchant Banker in India and is updated each 180 days as required under Indian tax law). The Company has no responsibility or obligation to obtain the most favorable valuation possible nor obtain valuations more frequently than required under Indian tax law.

8.                                      Election Under Section 83(b).  The Grantee and the Company hereby agree that the Grantee may, within 30 days following the acceptance of this Restricted Stock Award as provided in Paragraph 1 hereof, file with the Internal Revenue Service and the Company an election under Section 83(b) of the Internal Revenue Code.  In the event the Grantee makes such an election, he or she agrees to provide a copy of the election to the Company.

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9.                                      No Obligation to Continue Employment.  Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Grantee in employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment of the Grantee at any time.

10.                               Notices.  Notices hereunder shall be delivered electronically through the procedure set forth on the website maintained by the Corporation-designated brokerage firm for awards under the Plan or in writing and addressed to the Corporation at its principal place of business. Any notice required to be given or delivered to Grantee shall be delivered electronically or in writing addressed to Grantee at the most recent address on file with the Corporation for the Grantee. All notices shall be deemed effective upon personal or electronic delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

11.                               Data Privacy. The Grantee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Grantee’s personal data as described in this Agreement by and among, as applicable, the Company for the exclusive purpose of implementing, administering and managing the Grantee’s participation in the Plan.

The Grantee understands that the Company may hold certain personal information about the Grantee, including, but not limited to, the Grantee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any stock or directorships held in the Company, details of all Restricted Stock Awards or any other entitlement to Stock awarded, canceled, exercised, vested, unvested or outstanding in the Grantee’s favor, for the exclusive purpose of implementing, administering and managing the Plan (“Personal Data”).

The Grantee understands that Personal Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the United States, the Grantee’s country, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Grantee’s country. The Grantee understands that he or she may request a list with the names and addresses of any potential recipients of the Personal Data by contacting the Grantee’s local human resources representative. The Grantee authorizes the recipients to receive, possess, use, retain and transfer the Personal Data, in electronic or other form, for the purposes of implementing, administering and managing the Grantee’s participation in the Plan, including any requisite transfer of such Personal Data as may be required to a broker or other third party with whom the Grantee may elect to deposit any Stock received upon vesting of the Restricted Stock Awards. The Grantee understands that Personal Data will be held only as long as is necessary to implement, administer and manage the Grantee’s participation in the Plan. The Grantee understands that he or she may, at any time, view Personal Data, request additional information about the storage and processing of Personal Data, require any necessary amendments to Personal Data or refuse or withdraw the consents herein, without cost, by contacting in writing the Grantee’s local human resources representative. The Grantee understands that refusal or withdrawal of consent may affect the Grantee’s ability to participate in the Plan or to realize benefits from the Restricted Stock Awards. For more information on the consequences of the Grantee’s refusal to consent or withdrawal of consent,

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the Grantee understands that he or she may contact his or her local human resources representative.

VIRTUSA CORPORATION

By:	/s/ Thomas R Holler
THOMAS R. HOLLER

EVP and CSO

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RESTRICTED STOCK UNIT AGREEMENT

PERFORMANCE-BASED VESTING

FOR COMPANY EMPLOYEES

UNDER THE VIRTUSA CORPORATION

2015 STOCK OPTION AND INCENTIVE PLAN

Pursuant to the Virtusa Corporation 2015 Stock Option and Incentive Plan (the “Plan”), Virtusa Corporation, a Delaware corporation (together with its successors, the “Company”) hereby awards to the person named (the “Awardee”) in the Notice of Award of Performance Based Restricted Stock Units (the “Notice”) which is either attached hereto or provided electronically to the Awardee, the number of Performance Based Restricted Stock Units (the “Restricted Stock Units”) as set forth in the Notice under the terms herein and therein and the applicable performance-based vesting requirements for those units and the underlying Shares are set forth in the Notice.  Upon execution of this Agreement, the Awardee shall receive the number of Restricted Stock Units specified above, subject to the restrictions and conditions set forth herein and in the Plan.

1.                          Vesting.

No portion of these Restricted Stock Units may be received until such portion shall have vested.  Except as otherwise provided herein, the Restricted Stock Units shall vest in accordance with the Notice, provided in each case that the Awardee is then, and since the Award Date has continuously been, employed by the Company or its Affiliates.

2.                          Issuance of Stock.

(a)                                 Each vested Restricted Stock Unit entitles Awardee to receive one share of the Company’s Common Stock, par value $0.01 per share (the “Stock”), upon issuance on each Vesting Date for such Restricted Stock Unit per the terms of the Notice and the terms herein and therein.

(b)                                 As soon as practicable after each Vesting Date per the terms of the Notice and the terms herein and therein, the Awardee’s name shall be entered as the stockholder of record on the books and records of the Company with respect to the Shares of Stock underlying the Restricted Stock Units issued in accordance with Section 2(a) and per the Vesting Date and upon compliance to the satisfaction of the Compensation Committee with all requirements under applicable laws or regulations in connection with such issuance and with the requirements hereof and of the Plan.  The determination of the Compensation Committee as to such compliance shall be final and binding on Awardee.

(c)                                  Until such time as shares of Stock have been issued to Awardee pursuant to Section 2(b) above, and except as set forth in Section 2(d) below regarding dividends and dividend equivalents, Awardee shall not have any rights as a holder (and is not deemed a beneficial owner of the shares) of the shares of Stock underlying this Award including but not limited to voting rights.

(d)                                 Subject to the terms herein, if on any date the Company shall pay any dividend on shares of Stock of the Company, the number of Restricted Stock Units credited to Awardee shall, as of such date, be increased by an amount determined by the following formula:

W = (X multiplied by Y) divided by Z, where:

W = the number of additional Restricted Stock Units to be credited to Awardee on such dividend payment date;

X = the aggregate number of Restricted Stock Units (whether vested or unvested) credited to Awardee as of the record date of the dividend;

Y = the cash dividend per share amount; and

Z = the Fair Market Value per share of Stock (as determined under the Plan) on the dividend payment date;

In the case of a dividend paid on Stock in the form of Stock, including without limitation a distribution of Stock by reason of a stock dividend, stock split or otherwise, the number of Restricted Stock Units credited to Awardee shall be increased by a number equal to the product of (i) the aggregate number of Restricted Stock Units that have been awarded to Awardee through the related dividend record date, and (ii) the number of shares of Stock (including any fraction thereof) payable as dividend on one share of Stock.  In the case of a dividend payable in property other than shares of Stock or cash, the per share of Stock value of such dividend shall be determined in good faith by the Board of Directors of the Company and shall be converted to additional Restricted Stock Units based on the formula above.  Any additional Restricted Stock Units shall be subject to the vesting and restrictions of this Agreement in the same manner and for so long as the Restricted Stock Units granted pursuant to this Agreement to which they relate remain subject to such vesting and restrictions, and shall be promptly forfeited to the Company if and when such Restricted Stock Units are so forfeited.

3.                                      Termination of Employment.  Subject only to any agreement that the Awardee may have with the Company, if Awardee’s employment by the Company or any of its Affiliates (as defined in the Plan) is voluntarily or involuntarily terminated for any reason (including death or disability), Awardee’s right in any Restricted Stock Units that are not vested shall automatically terminate upon the effective date of such termination of employment with the Company and its Affiliates and such Restricted Stock Units shall be canceled as provided within the terms of the Plan and shall be of no further force and effect.  Subject to the foregoing, in the event of such termination, the Company, as soon as practicable following the effective date of termination shall issue shares of Stock to Awardee (or Awardee’s designated beneficiary or estate executor in the event of Awardee’s death) with respect to any Restricted Stock Units which, as of the effective date of termination, have vested per a Vesting Date but for which shares of Stock had not yet been issued to Awardee.

4.                                      Incorporation of Plan.  Notwithstanding anything herein to the contrary, this Restricted Stock Unit shall be subject to and governed by all the terms and conditions of the Plan and the Notice.  Capitalized terms in this Agreement shall have the meaning specified in the Plan or the Notice, unless a different meaning is specified herein.

5.                                      Transferability.  This Agreement is personal to Awardee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution.  This Restricted Stock Unit is available, during Awardee’s lifetime, only to Awardee, and thereafter, only to Awardee’s designated beneficiary.

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6.                                      Tax Withholding and Sale of Shares of Stock Pursuant to Rule 10b5-1.  Awardee shall, not later than the date on which the Restricted Stock Unit becomes a taxable event for income tax purposes (i.e., per a Vesting Date), pay to the Company any federal, state, local, or foreign taxes required by law to be withheld on account of such taxable event.  To satisfy in full such minimum tax withholding obligation, Awardee hereby authorizes the Company to withhold from shares of Stock to be issued hereunder that number of shares of Stock that would satisfy the minimum required tax withholding amount due and, at the Company discretion, to sell such shares of Stock through a broker of the Company’s choosing (i.e., “sell to cover”). As of the date hereof, I certify that (a) I am currently unaware of any material, non-public information with respect to the Company, and (b) this Agreement is entered into in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, or any other securities laws.  While this Agreement is in effect, I agree (i) not to enter into or alter any corresponding or hedging transaction or position with respect to the securities covered by this Agreement (including, without limitation, with respect to any securities convertible or exchangeable into shares of Stock) and (ii) not to attempt to exercise any influence over how, when or whether to effect the withholding and sale of shares of Stock pursuant to this Section 6.

7.                                      Tax Consequences.  The Company makes no representation or warranty as to the tax treatment to the Awardee of Awardee’s receipt of the Restricted Stock Unit or vesting of Restricted Stock Units or upon Awardee’s sale or other disposition of the Stock.  The Awardee should rely on his or her own tax advisors for such advice.

8.                                      Miscellaneous.

(a)                                 Notices hereunder shall be delivered electronically through the procedure set forth on the website maintained by the Corporation-designated brokerage firm for awards under the Plan or in writing and addressed to the Corporation at its principal place of business. Any notice required to be given or delivered to Awardee shall be delivered electronically or in writing addressed to Awardee at the most recent address on file with the Corporation for the Awardee. All notices shall be deemed effective upon personal or electronic delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

(b)                                 This Agreement does not confer upon the Awardee any rights with respect to continuation of employment by the Company or any of its subsidiaries.

(c)                                  The Compensation Committee may amend the terms of this Agreement, prospectively or retroactively, provided that the Agreement as amended is consistent with the terms of the Plan, but no such amendment shall impair the Awardee’s rights under this Agreement without the Awardee’s consent.

(d)                                 This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware, without regard to the conflict of laws principles thereof.

(e)                                  This Agreement shall be binding upon and inure to the benefit of any successor or assign of the Company and any executor, administrator, trustee, guardian or other legal representative of the Awardee.

(f)                                   This Agreement may be executed in one or more counterparts, all of which together shall constitute but one instrument.  This Agreement, the Notice and the Plan together constitute the entire agreement between the parties relative to the subject matter hereof, and supersede all proposals written or oral relating to the subject matter hereof.

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9.                                      Data Privacy. The Awardee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Awardee’s personal data as described in this Agreement by and among, as applicable, the Company for the exclusive purpose of implementing, administering and managing the Awardee’s participation in the Plan.

The Awardee understands that the Company may hold certain personal information about the Awardee, including, but not limited to, the Awardee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any stock or directorships held in the Company, details of all Restricted Stock Units or any other entitlement to shares awarded, canceled, exercised, vested, unvested or outstanding in the Awardee’s favor, for the exclusive purpose of implementing, administering and managing the Plan (“Personal Data”).

The Awardee understands that Personal Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the United States, the Awardee’s country, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Awardee’s country. The Awardee understands that he or she may request a list with the names and addresses of any potential recipients of the Personal Data by contacting the Awardee’s local human resources representative. The Awardee authorizes the recipients to receive, possess, use, retain and transfer the Personal Data, in electronic or other form, for the purposes of implementing, administering and managing the Awardee’s participation in the Plan, including any requisite transfer of such Personal Data as may be required to a broker or other third party with whom the Awardee may elect to deposit any stock received upon vesting of the Restricted Stock Units. The Awardee understands that Personal Data will be held only as long as is necessary to implement, administer and manage the Awardee’s participation in the Plan. The Awardee understands that he or she may, at any time, view Personal Data, request additional information about the storage and processing of Personal Data, require any necessary amendments to Personal Data or refuse or withdraw the consents herein, without cost, by contacting in writing the Awardee’s local human resources representative. The Awardee understands that refusal or withdrawal of consent may affect the Awardee’s ability to participate in the Plan or to realize benefits from the Restricted Stock Units. For more information on the consequences of the Awardee’s refusal to consent or withdrawal of consent, the Awardee understands that he or she may contact his or her local human resources representative.

VIRTUSA CORPORATION

/s/ Thomas R. Holler
By: Thomas R. Holler
Title: EVP and CSO

4

RESTRICTED STOCK UNIT AGREEMENT

PERFORMANCE-BASED VESTING

FOR COMPANY EMPLOYEES - INDIA

UNDER THE VIRTUSA CORPORATION

2015 STOCK OPTION AND INCENTIVE PLAN

Pursuant to the Virtusa Corporation 2015 Stock Option and Incentive Plan (the “Plan”), Virtusa Corporation, a Delaware corporation (together with its successors, the “Company”) hereby awards to the person named (the “Awardee”) in the Notice of Award of Performance Based Restricted Stock Units (the “Notice”) which is either attached hereto or provided electronically to the Awardee, the number of Performance Based Restricted Stock Units (the “Restricted Stock Units”) as set forth in the Notice under the terms herein and therein and the applicable performance-based vesting requirements for those units and the underlying Shares are set forth in the Notice.  Upon execution of this Agreement, the Awardee shall receive the number of Restricted Stock Units specified above, subject to the restrictions and conditions set forth herein and in the Plan.

1.                          Vesting.

No portion of these Restricted Stock Units may be received until such portion shall have vested.  Except as otherwise provided herein, the Restricted Stock Units shall vest in accordance with the Notice, provided in each case that the Awardee is then, and since the Award Date has continuously been, employed by the Company or its Affiliates.

2.                          Issuance of Stock.

(a)                                 Each vested Restricted Stock Unit entitles Awardee to receive one share of the Company’s Common Stock, par value $0.01 per share (the “Stock”), upon issuance on each Vesting Date for such Restricted Stock Unit per the terms of the Notice and the terms herein and therein.

(b)                                 As soon as practicable after each Vesting Date per the terms of the Notice and the terms herein and therein, the Awardee’s name shall be entered as the stockholder of record on the books and records of the Company with respect to the Shares of Stock underlying the Restricted Stock Units issued in accordance with Section 2(a) and per the Vesting Date and upon compliance to the satisfaction of the Compensation Committee with all requirements under applicable laws or regulations in connection with such issuance and with the requirements hereof and of the Plan.  The determination of the Compensation Committee as to such compliance shall be final and binding on Awardee.

(c)                                  Until such time as shares of Stock have been issued to Awardee pursuant to Section 2(b) above, and except as set forth in Section 2(d) below regarding dividends and dividend equivalents, Awardee shall not have any rights as a holder (and is not deemed a beneficial owner of the shares) of the shares of Stock underlying this Award including but not limited to voting rights.

(d)                                 Subject to the terms herein, if on any date the Company shall pay any dividend on shares of Stock of the Company, the number of Restricted Stock Units credited to Awardee shall, as of such date, be increased by an amount determined by the following formula:

W = (X multiplied by Y) divided by Z, where:

W = the number of additional Restricted Stock Units to be credited to Awardee on such dividend payment date;

X = the aggregate number of Restricted Stock Units (whether vested or unvested) credited to Awardee as of the record date of the dividend;

Y = the cash dividend per share amount; and

Z = the Fair Market Value per share of Stock (as determined under the Plan) on the dividend payment date;

In the case of a dividend paid on Stock in the form of Stock, including without limitation a distribution of Stock by reason of a stock dividend, stock split or otherwise, the number of Restricted Stock Units credited to Awardee shall be increased by a number equal to the product of (i) the aggregate number of Restricted Stock Units that have been awarded to Awardee through the related dividend record date, and (ii) the number of shares of Stock (including any fraction thereof) payable as dividend on one share of Stock.  In the case of a dividend payable in property other than shares of Stock or cash, the per share of Stock value of such dividend shall be determined in good faith by the Board of Directors of the Company and shall be converted to additional Restricted Stock Units based on the formula above.  Any additional Restricted Stock Units shall be subject to the vesting and restrictions of this Agreement in the same manner and for so long as the Restricted Stock Units granted pursuant to this Agreement to which they relate remain subject to such vesting and restrictions, and shall be promptly forfeited to the Company if and when such Restricted Stock Units are so forfeited.

3.                                      Termination of Employment.  Subject only to any agreement that the Awardee may have with the Company, if Awardee’s employment by the Company or any of its Affiliates (as defined in the Plan) is voluntarily or involuntarily terminated for any reason (including death or disability), Awardee’s right in any Restricted Stock Units that are not vested shall automatically terminate upon the effective date of such termination of employment with the Company and its Affiliates and such Restricted Stock Units shall be canceled as provided within the terms of the Plan and shall be of no further force and effect.  Subject to the foregoing, in the event of such termination, the Company, as soon as practicable following the effective date of termination shall issue shares of Stock to Awardee (or Awardee’s designated beneficiary or estate executor in the event of Awardee’s death) with respect to any Restricted Stock Units which, as of the effective date of termination, have vested per a Vesting Date but for which shares of Stock had not yet been issued to Awardee.

4.                                      Incorporation of Plan.  Notwithstanding anything herein to the contrary, this Restricted Stock Unit shall be subject to and governed by all the terms and conditions of the Plan and the Notice.  Capitalized terms in this Agreement shall have the meaning specified in the Plan or the Notice, unless a different meaning is specified herein.

5.                                      Transferability.  This Agreement is personal to Awardee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution.  This Restricted Stock Unit is available, during Awardee’s lifetime, only to Awardee, and thereafter, only to Awardee’s designated beneficiary.

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6.                                      Tax Withholding and Sale of Shares of Stock Pursuant to Rule 10b5-1.  Awardee shall, not later than the date on which the Restricted Stock Unit becomes a taxable event for income tax purposes (i.e., per a Vesting Date), pay to the Company any federal, state, local, or foreign taxes required by law to be withheld on account of such taxable event.  The amount subject to tax is calculated based on the fair market value on the date of vest (as determined by a Category 1 Merchant Banker in India and is updated each 180 days as required under Indian tax law). The Company has no responsibility or obligation to obtain the most favorable valuation possible nor obtain valuations more frequently than required under Indian tax law. To satisfy in full such minimum tax withholding obligation, Awardee hereby authorizes the Company to withhold from shares of Stock to be issued hereunder that number of shares of Stock that would satisfy the minimum required tax withholding amount due and, at the Company discretion, to sell such shares of Stock through a broker of the Company’s choosing (i.e., “sell to cover”). As of the date hereof, I certify that (a) I am currently unaware of any material, non-public information with respect to the Company, and (b) this Agreement is entered into in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, or any other securities laws.  While this Agreement is in effect, I agree (i) not to enter into or alter any corresponding or hedging transaction or position with respect to the securities covered by this Agreement (including, without limitation, with respect to any securities convertible or exchangeable into shares of Stock) and (ii) not to attempt to exercise any influence over how, when or whether to effect the withholding and sale of shares of Stock pursuant to this Section 6.

7.                                      Tax Consequences.  The Company makes no representation or warranty as to the tax treatment to the Awardee of Awardee’s receipt of the Restricted Stock Unit or vesting of Restricted Stock Units or upon Awardee’s sale or other disposition of the Stock.  The Awardee should rely on his or her own tax advisors for such advice.

8.                                      Miscellaneous.

(a)                                 Notices hereunder shall be delivered electronically through the procedure set forth on the website maintained by the Corporation-designated brokerage firm for awards under the Plan or in writing and addressed to the Corporation at its principal place of business. Any notice required to be given or delivered to Awardee shall be delivered electronically or in writing addressed to Awardee at the most recent address on file with the Corporation for the Awardee. All notices shall be deemed effective upon personal or electronic delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

(b)                                 This Agreement does not confer upon the Awardee any rights with respect to continuation of employment by the Company or any of its subsidiaries.

(c)                                  The Compensation Committee may amend the terms of this Agreement, prospectively or retroactively, provided that the Agreement as amended is consistent with the terms of the Plan, but no such amendment shall impair the Awardee’s rights under this Agreement without the Awardee’s consent.

(d)                                 This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware, without regard to the conflict of laws principles thereof.

(e)                                  This Agreement shall be binding upon and inure to the benefit of any successor or assign of the Company and any executor, administrator, trustee, guardian or other legal representative of the Awardee.

(f)                                   This Agreement may be executed in one or more counterparts, all of which together shall constitute but one instrument.  This Agreement, the Notice and the Plan together constitute the entire agreement between the parties relative to the subject matter hereof, and supersede all proposals written or oral relating to the subject matter hereof.

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9.                                      Data Privacy. The Awardee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Awardee’s personal data as described in this Agreement by and among, as applicable, the Company for the exclusive purpose of implementing, administering and managing the Awardee’s participation in the Plan.

The Awardee understands that the Company may hold certain personal information about the Awardee, including, but not limited to, the Awardee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any stock or directorships held in the Company, details of all Restricted Stock Units or any other entitlement to shares awarded, canceled, exercised, vested, unvested or outstanding in the Awardee’s favor, for the exclusive purpose of implementing, administering and managing the Plan (“Personal Data”).

The Awardee understands that Personal Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the United States, the Awardee’s country, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Awardee’s country. The Awardee understands that he or she may request a list with the names and addresses of any potential recipients of the Personal Data by contacting the Awardee’s local human resources representative. The Awardee authorizes the recipients to receive, possess, use, retain and transfer the Personal Data, in electronic or other form, for the purposes of implementing, administering and managing the Awardee’s participation in the Plan, including any requisite transfer of such Personal Data as may be required to a broker or other third party with whom the Awardee may elect to deposit any stock received upon vesting of the Restricted Stock Units. The Awardee understands that Personal Data will be held only as long as is necessary to implement, administer and manage the Awardee’s participation in the Plan. The Awardee understands that he or she may, at any time, view Personal Data, request additional information about the storage and processing of Personal Data, require any necessary amendments to Personal Data or refuse or withdraw the consents herein, without cost, by contacting in writing the Awardee’s local human resources representative. The Awardee understands that refusal or withdrawal of consent may affect the Awardee’s ability to participate in the Plan or to realize benefits from the Restricted Stock Units. For more information on the consequences of the Awardee’s refusal to consent or withdrawal of consent, the Awardee understands that he or she may contact his or her local human resources representative.

VIRTUSA CORPORATION

/s/ Thomas R. Holler
By: Thomas R. Holler
Title: EVP and CSO

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